UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-22455

Cohen & Steers Select Preferred and Income Fund, Inc.

(Exact name of Registrant as specified in charter)

1166 Avenue of the Americas, 30th Floor, New York, New York 10036

(Address of principal executive offices) (Zip code)

Dana A. DeVivo

Cohen & Steers Capital Management, Inc.

1166 Avenue of the Americas, 30th Floor

New York, New York 10036

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 832-3232

Date of fiscal year end: December 31

Date of reporting period: June 30, 2026

Item 1. Reports to Stockholders.

(a)

Cohen & Steers Select Preferred and Income Fund, Inc.

To Our Shareholders:

We would like to share with you our report for the six months ended June 30, 2026. The total returns for the Cohen & Steers Select Preferred and Income Fund, Inc. (the Fund) and its comparative benchmarks were:

Six Months Ended June 30, 2026
Cohen & Steers Select Preferred and Income Fund:
Net Asset Value Total Return(a)	2.79%
Market Price Total Return(a)	3.06%
ICE BofA U.S. All Capital Securities Index(b)	1.59%
ICE BofA Fixed Rate Preferred Securities Index(b)	0.16%
Blended Benchmark—65% ICE U.S. Institutional Capital Securities Index/10% ICE BofA Core Fixed Rate Preferred Securities Index/25% Bloomberg Developed Market USD Contingent Capital Index(b)	2.07%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance results reflect the effects of leverage, resulting from borrowings under a credit agreement. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. The Fund’s returns assume the reinvestment of all dividends and distributions at prices obtained under the Fund’s dividend reinvestment plan. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. Performance figures for periods shorter than one year are not annualized.

The Fund expects to make regular monthly distributions at a level rate (the Policy). Distributions paid by the Fund are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund’s net investment company taxable income and net realized gains. As a result of the Policy, the Fund may pay distributions in excess of the Fund’s net investment company taxable income and net realized gains. This excess would be a return of capital distributed from the Fund’s assets. Distributions of capital decrease the Fund’s total assets and, therefore, could have the effect of increasing the Fund’s expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

(a)	As a closed-end investment company, the price of the Fund’s exchange-traded shares will be set by market forces and can deviate from the net asset value (NAV) per share of the Fund.
(b)	For benchmark descriptions, see page 5.

Cohen & Steers Select Preferred and Income Fund, Inc.

Market Review

Preferred securities generated a positive total return in the six months ended June 30, 2026, despite a market that shifted repeatedly as investors navigated competing economic narratives and more hawkish central bank policy expectations.

The period began with a constructive economic backdrop. Prior to the late-February onset of the U.S.–Iran conflict, economic activity was generally supportive of credit, with easing inflation reinforcing expectations that major central banks would cut interest rates in 2026. This dynamic shifted following the conflict’s disruption to seaborne energy flows. Fixed income and equities alike were pressured as investors struggled to gauge the likely duration of the conflict, its economic implications and the scope of any resulting monetary policy response. By April, however, sentiment improved as markets began to price in the expectation of a relatively swift resolution of the conflict and as the global economy proved more resilient than feared, restoring confidence that credit fundamentals would remain intact. Nevertheless, persistent inflation tempered expectations for monetary easing.

Across the period, the U.S. Treasury yield curve flattened, with shorter-maturity yields rising more than long-end yields. Persistent inflation (driven by the spike in energy prices, AI capital spending and tariffs), along with better-than-expected growth, tempered expectations for monetary easing. Kevin Warsh was sworn in as the new Federal Reserve Chair and struck a surprisingly hawkish tone at his first policy-setting meeting.

Supported by economic strength and investors’ search for income, credit spreads remained relatively stable throughout the period, ultimately finishing near where they began. In addition to the supportive credit environment, preferreds benefited from limited new supply, which bolstered demand for existing issues. Consequently, preferred securities outperformed U.S. Treasuries and investment-grade corporate bonds. Within preferreds, performance dispersion reflected not only sector and credit quality but also instrument structure, with floating-rate and fixed-to-reset securities generally proving more resilient than long-duration, fixed-rate issues.

Fund Performance

The Fund had a positive total return over the period and outperformed its blended benchmark on both a NAV and market price basis.

Results in the banking sector, the dominant issuer of preferreds, remained supportive. Companies largely met or beat analysts’ earnings estimates and forward guidance. Capital ratios for global systemically important banks remained well above regulatory minimums on average. Security selection in the banking sector modestly contributed to relative performance, led by overweight positions in select U.S. bank securities with fixed-to-reset structures as well as European bank contingent capital securities—the strongest-performing segment of the preferreds market.

Idiosyncratic risks affected certain segments of the fixed income market, including select preferred issuers in the insurance sector with greater exposure to private credit. However, we do not believe this reflects broader systemic credit stress. Insurer exposure to higher-risk private credit is generally more limited than headline figures suggest. In particular, software-related lending—the area most directly associated with AI disruption—represents only a very small portion of insurer

Cohen & Steers Select Preferred and Income Fund, Inc.

investment portfolios and is typically held within senior secured structures. The Fund’s underweight allocation and security selection in the insurance sector contributed to relative performance.

New issuance by utilities continued to add diversification to the preferreds market. This issuance is often directly tied to rising capital needs driven by AI adoption, data-center expansion, and the growing importance of reliable energy infrastructure. While AI increases investment demands and near-term costs, the sector benefits from scale, regulation, and embedded infrastructure that in our view helps protect companies’ earnings durability. An underweight allocation to the utilities sector modestly detracted from relative performance.

Pipelines were the top-performing sector, partially due to the sharp rise in energy prices. The energy sector, comprised of issues from oil & gas producers and refiners, also outperformed. The Fund’s overweight to the pipeline sector and security selection in energy aided relative performance.

The absence of exposure to the media sector also contributed to the Fund’s relative performance. The sector consists of two issues from a company that waged a costly takeover battle; the securities declined materially on concerns that the company’s credit rating could face a downgrade due to higher leverage associated with the transaction’s debt financing.

Impact of Leverage on Fund Performance

The Fund employs leverage as part of a yield-enhancement strategy. Leverage, which can increase total return in rising markets (just as it can have the opposite effect in declining markets), contributed to the Fund’s performance for the six months ended June 30, 2026.

Impact of Derivatives on Fund Performance

In connection with its use of leverage, the Fund pays interest on its borrowings based on a floating rate under the terms of its credit agreement. To reduce the impact that an increase in interest rates could have on the performance of the Fund with respect to these borrowings, the Fund used interest rate swaps to exchange a portion of the floating rate for a fixed rate. In addition, the Fund also used interest rate swaps to manage interest rate risk on certain Fund positions. The Fund’s use of interest rate swaps contributed to the Fund’s total return for the six months ended June 30, 2026.

The Fund used forward foreign currency exchange contracts to manage currency risk on certain Fund positions denominated in foreign currencies. The Fund also used futures contracts to manage interest rate risk on certain Fund positions. The currency exchange contracts and futures contracts did not have a material impact on the Fund’s total return for the six months ended June 30, 2026.

Cohen & Steers Select Preferred and Income Fund, Inc.

Sincerely,

ELAINE ZAHARIS-NIKAS Portfolio Manager	JERRY DOROST Portfolio Manager

ROBERT KASTOFF

Portfolio Manager

The views and opinions in the preceding commentary are subject to change without notice and are as of the date of the report. There is no guarantee that any market forecast set forth in the commentary will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about the Cohen & Steers family of mutual funds, visit cohenandsteers.com. Here you will find fund net asset values, fund fact sheets and portfolio highlights, as well as educational resources and timely market updates.

Our website also provides comprehensive information about Cohen & Steers, including our most recent press releases, profiles of our senior investment professionals and their investment approach to each asset class. The Cohen & Steers family of mutual funds specializes in liquid real assets, including real estate securities, listed infrastructure and natural resource equities, as well as preferred securities and other income solutions.

Cohen & Steers Select Preferred and Income Fund, Inc.

Performance Review (Unaudited)

Average Annual Total Returns—For Periods Ended June 30, 2026

	1 Year	5 Years	10 Years	Since Inception(a)
Fund at NAV	9.34%	3.80%	6.23%	8.04%
Fund at Market Price	7.64%	–0.37%	5.27%	7.15%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return will vary and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance results reflect the effect of leverage from utilization of borrowings under a credit agreement. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. The Fund’s returns assume the reinvestment of all dividends and distributions at prices obtained under the Fund’s dividend reinvestment plan. The performance table does not reflect the deduction of brokerage commissions or taxes that a shareholder would pay on Fund distributions or the sale of Fund shares.

(a)	Commencement of investment operations was November 24, 2010.

Benchmark Descriptions:

The ICE BofA U.S. All Capital Securities Index tracks the performance of fixed rate, U.S. dollar-denominated hybrid corporate and preferred securities publicly issued in the U.S. domestic market. The ICE BofA Fixed Rate Preferred Securities Index tracks the performance of fixed-rate U.S. dollar-denominated preferred securities issued in the U.S. domestic market. The ICE U.S. Institutional Capital Securities Index tracks the performance of US dollar-denominated hybrid capital corporate and preferred securities publicly issued in the US domestic market. The ICE BofA Core Fixed Rate Preferred Securities Index tracks the performance of fixed-rate U.S. dollar-denominated preferred securities issued in the U.S. domestic market, excluding $1,000 par securities. The Bloomberg Developed Market USD Contingent Capital Index includes hybrid capital securities in developed markets with explicit equity conversion or write down loss absorption mechanisms that are based on an issuer’s regulatory capital ratio or other explicit solvency-based triggers.

Cohen & Steers Select Preferred and Income Fund, Inc.

Our Leverage Strategy

(Unaudited)

Our current leverage strategy utilizes borrowings up to the maximum permitted by the Investment Company Act of 1940 to provide additional capital for the Fund, with an objective of increasing net income available for shareholders. As of June 30, 2026, leverage represented 33% of the Fund’s managed assets.

Through a combination of variable rate financing and interest rate swaps, the Fund has locked in interest rates on a significant portion of this additional capital through 2028 (where we effectively reduce our variable rate obligation and lock in our fixed rate obligation over various terms). Locking in a significant portion of our leveraging costs is designed to protect the dividend-paying ability of the Fund. The use of leverage increases the volatility of the Fund’s NAV in both up and down markets. However, we believe that locking in portions of the Fund’s leveraging costs for the various terms partially protects the Fund’s expenses from an increase in short-term interest rates.

Leverage Facts(a)(b)

Leverage (as a % of managed assets)	33%
% Variable Rate Financing	16%
Variable Rate	4.4%
% Fixed Rate Financing(c)	84%
Weighted Average Rate on Fixed Financing	2.4%
Weighted Average Term on Fixed Financing	1.1 years
Weighted Average Cost of All Financing	2.7%

The Fund seeks to enhance its dividend yield through leverage. The use of leverage is a speculative technique and there are special risks and costs associated with leverage. The NAV of the Fund’s shares may be reduced by the issuance and ongoing costs of leverage. So long as the Fund is able to invest in securities that produce an investment yield that is greater than the total cost of leverage, the leverage strategy will produce higher current net investment income for shareholders. On the other hand, to the extent that the total cost of leverage exceeds the incremental income gained from employing such leverage, shareholders would realize lower net investment income. In addition to the impact on net income, the use of leverage will have an effect of magnifying capital appreciation or depreciation for shareholders. Specifically, in an up market, leverage will typically generate greater capital appreciation than if the Fund were not employing leverage. Conversely, in down markets, the use of leverage will generally result in greater capital depreciation than if the Fund had been unlevered. To the extent that the Fund is required or elects to reduce its leverage, the Fund may need to liquidate investments, including under adverse economic conditions which may result in capital losses potentially reducing returns to shareholders. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.

(a)	Data as of June 30, 2026. Information is subject to change.
(b)	See Note 7 in Notes to Financial Statements.
(c)	Represents fixed payer interest rate swap contracts on variable rate borrowing.

Cohen & Steers Select Preferred and Income Fund, Inc.

June 30, 2026

Top Ten Holdings(a)

(Unaudited)

Security	Value	% of Managed Assets

Citigroup, Inc., 6.875%, Series GG	$5,539,382	1.4
Goldman Sachs Group, Inc., 7.50%, Series X	4,472,573	1.1
Bank of America Corp., 6.625%, Series OO	4,017,552	1.0
BNP Paribas SA, 8.00% (France)	3,971,258	1.0
Enbridge, Inc., 8.50%, due 1/15/84 (Canada)	3,734,710	1.0
Royal Bank of Canada, 6.75%, due 8/24/85 (Canada)	3,663,684	0.9
UBS Group AG, 6.625% (Switzerland)	3,623,112	0.9
Citigroup, Inc., 6.95%, Series FF	3,607,749	0.9
Venture Global LNG, Inc., 9.00%	3,427,715	0.9
Barclays PLC, 9.625% (United Kingdom)	3,330,276	0.8

(a)

Top ten holdings (excluding short-term investments and derivative instruments) are determined on the basis of the value of individual securities held. The Fund may also hold positions in other securities issued by the companies listed above. See the Schedule of Investments for additional details on such other positions.

Sector Breakdown(b)

(Based on Managed Assets)

(Unaudited)

(b)	Excludes derivative instruments.

Cohen & Steers Select Preferred and Income Fund, Inc.

SCHEDULE OF INVESTMENTS

June 30, 2026 (Unaudited)

		Shares	Value
PREFERRED SECURITIES—EXCHANGE-TRADED	16.1%
BANKING	6.4%
Bank of America Corp., 4.125%, Series PP(a)(b)		24,383	$409,878
Bank of America Corp., 4.25%, Series QQ(a)(b)		48,492	830,183
Bank of America Corp., 4.375%, Series NN(a)(b)		33,358	593,439
Bank of America Corp., 5.00%, Series LL(a)(b)		19,904	399,672
Federal Agricultural Mortgage Corp., 4.875%, Series G(b)		22,284	394,650
Fifth Third Bancorp, 6.875% to 10/1/30(a)(b)(c)		80,649	2,088,809
First Horizon Corp., 6.75%, Series H(a)(b)		51,080	1,275,978
M&T Bank Corp., 6.35%, Series K(a)(b)		50,079	1,226,435
M&T Bank Corp., 7.50%, Series J(a)(b)		68,570	1,782,820
Morgan Stanley, 6.375%, Series I(a)(b)		18,289	455,762
Morgan Stanley, 6.50%, Series P(a)(b)		14,280	359,713
Morgan Stanley, 6.625%, Series Q(a)(b)		116,573	2,960,954
Regions Financial Corp., 5.70% to 5/15/29, Series C(a)(b)(c)		26,920	658,194
Truist Financial Corp., 4.75%, Series R(a)(b)		17,239	318,921
U.S. Bancorp, 4.50%, Series O(a)(b)		32,456	565,708
Wells Fargo & Co., 4.375%, Series CC(a)(b)		54,559	935,687
Wells Fargo & Co., 4.70%, Series AA(a)(b)		45,796	840,357
Wells Fargo & Co., 4.75%, Series Z(a)(b)		37,564	701,696

			16,798,856

FINANCIAL SERVICES	1.1%
Affiliated Managers Group, Inc., 5.875%, due 3/30/59(a)		3,021	59,604
Affiliated Managers Group, Inc., 6.75%, due 3/30/64(a)		30,867	708,089
Apollo Global Management, Inc., 7.625% to 9/15/28, due 9/15/53(a)(c)		18,619	474,971
KKR & Co., Inc., 6.875%, due 6/1/65, Series T(a)		34,619	839,857
TPG Operating Group II LP, 6.95%, due 3/15/64(a)		38,549	902,432

			2,984,953

INSURANCE	3.8%
AEGON Funding Co. LLC, 5.10%, due 12/15/49(a)		37,779	710,245
Allstate Corp., 4.75%, Series I(a)(b)		27,193	506,606
Allstate Corp., 5.10%, Series H(a)(b)		74,057	1,472,253
Arch Capital Group Ltd., 4.55%, Series G(a)(b)		39,035	636,270
Arch Capital Group Ltd., 5.45%, Series F(a)(b)		33,670	644,107
Athene Holding Ltd., 4.875%, Series D(a)(b)		31,209	494,663
Athene Holding Ltd., 6.35% to 6/30/29, Series A(a)(b)(c)		40,710	984,368

See accompanying notes to financial statements.

Cohen & Steers Select Preferred and Income Fund, Inc.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2026 (Unaudited)

		Shares	Value
Athene Holding Ltd., 7.75% to 12/30/27, Series E(a)(b)(c)		25,033	$626,075
Axis Capital Holdings Ltd., 5.50%, Series E(a)(b)		14,643	275,435
Equitable Holdings, Inc., 5.25%, Series A(a)(b)		60,849	1,170,735
F&G Annuities & Life, Inc., Senior Debt, 7.95%, due 12/15/53(a)		32,869	806,605
MetLife, Inc., 4.75%, Series F(a)(b)		63,930	1,191,655
RenaissanceRe Holdings Ltd., 4.20%, Series G (Bermuda)(b)		38,291	574,365

			10,093,382

REAL ESTATE	1.1%
CTO Realty Growth, Inc., 6.375%, Series A(b)		21,968	459,131
Public Storage, 4.10%, Series S(a)(b)		34,003	531,807
Public Storage, 4.625%, Series L(a)(b)		28,142	500,646
Regency Centers Corp., 5.875%, Series B(b)		60,000	1,293,000

			2,784,584

TELECOMMUNICATIONS	1.1%
Array Digital Infrastructure, Inc., Senior Debt, 6.25%, due 9/1/69(a)		1,506	28,313
AT&T, Inc., 4.75%, Series C(a)(b)		41,912	747,710
AT&T, Inc., 5.00%, Series A(a)(b)		16,549	312,942
Telephone & Data Systems, Inc., 6.00%, Series VV(a)(b)		22,067	409,343
T-Mobile USA, Inc., Senior Debt, 5.50%, due 3/1/70(a)		32,215	656,864
T-Mobile USA, Inc., Senior Debt, 5.50%, due 6/1/70(a)		23,441	481,478
T-Mobile USA, Inc., Senior Debt, 6.25%, due 9/1/69(a)		16,236	377,162

			3,013,812

UTILITIES	2.6%
Algonquin Power & Utilities Corp., 8.864% (3 Month USD Term SOFR + 4.01%), due 7/1/79, Series 19-A (Canada)(a)(d)		22,887	583,390
Brookfield BRP Holdings Canada, Inc., 4.625% (Canada)(a)(b)		25,091	362,565
Brookfield BRP Holdings Canada, Inc., 4.875% (Canada)(a)(b)		34,274	517,880
Brookfield Infrastructure Finance ULC, 5.00%, due 5/24/81 (Canada)(a)		30,378	468,429
Brookfield Infrastructure Partners LP, 5.125%, Series 13 (Canada)(a)(b)		32,166	526,236

See accompanying notes to financial statements.

Cohen & Steers Select Preferred and Income Fund, Inc.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2026 (Unaudited)

		Shares		Value
DTE Energy Co., 6.25%, due 10/1/85, Series H(a)			39,806	$945,791
NextEra Energy Capital Holdings, Inc., 6.50%, due 6/1/85, Series U(a)			58,938	1,433,961
NextEra Energy Capital Holdings, Inc., 6.50%, due 4/15/86, Series Z(a)			42,040	1,051,841
Southern Co., 4.20%, due 10/15/60, Series C(a)			23,451	396,791
Xcel Energy, Inc., 6.25%, due 10/15/85(a)			24,359	572,436

				6,859,320

TOTAL PREFERRED SECURITIES—EXCHANGE-TRADED
(Identified cost—$44,887,330)				42,534,907

		Principal Amount*
PREFERRED SECURITIES—OVER-THE-COUNTER	130.3%
BANKING	80.2%
Abanca Corp. Bancaria SA, 6.125% to 9/19/31 (Spain)(b)(c)(e)(f)		EUR	800,000	939,266
AIB Group PLC, 6.00% to 7/14/31 (Ireland)(b)(c)(e)(f)		EUR	400,000	474,793
Alpha Bank SA, 7.50% to 6/10/30 (Greece)(b)(c)(e)(f)		EUR	800,000	998,233
Banco Bilbao Vizcaya Argentaria SA, 7.125% to 5/8/33 (Spain)(b)(c)(e)			2,000,000	2,026,288
Banco Bilbao Vizcaya Argentaria SA, 9.375% to 3/19/29 (Spain)(b)(c)(e)			500,000	546,247
Banco BPM SpA, 6.25% to 5/27/30 (Italy)(b)(c)(e)(f)		EUR	200,000	237,194
Banco de Sabadell SA, 6.50% to 5/20/31 (Spain)(b)(c)(e)(f)		EUR	600,000	723,317
Banco Santander SA, 7.25% to 12/3/35 (Spain)(b)(c)(e)			1,800,000	1,830,491
Banco Santander SA, 8.00% to 2/1/34 (Spain)(b)(c)(e)			2,800,000	3,022,503
Banco Santander SA, 9.625% to 11/21/28 (Spain)(b)(c)(e)			1,000,000	1,089,896
Banco Santander SA, 9.625% to 5/21/33 (Spain)(b)(c)(e)			1,800,000	2,122,304
Bank of America Corp., 6.25% to 7/26/30, Series UU(a)(b)(c)			1,655,000	1,675,785
Bank of America Corp., 6.625% to 5/1/30, Series OO(a)(b)(c)			3,895,000	4,017,552
Bank of Ireland Group PLC, 6.125% to 3/18/32 (Ireland)(b)(c)(e)(f)		EUR	200,000	238,402
Bank of Montreal, 6.875% to 11/26/30, due 11/26/85, Series 6 (Canada)(a)(c)			2,400,000	2,441,633

See accompanying notes to financial statements.

Cohen & Steers Select Preferred and Income Fund, Inc.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2026 (Unaudited)

	Principal Amount*		Value
Bank of Montreal, 7.30% to 11/26/34, due 11/26/84 (Canada)(a)(c)		500,000	$524,675
Bank of Montreal, 7.70% to 5/26/29, due 5/26/84 (Canada)(a)(c)		400,000	418,600
Bank of Nova Scotia, 6.875% to 10/27/35, due 10/27/85 (Canada)(a)(c)		2,800,000	2,834,600
Bank of Nova Scotia, 7.35% to 4/27/30, due 4/27/85 (Canada)(a)(c)		1,200,000	1,243,926
Bank of Nova Scotia, 8.00% to 1/27/29, due 1/27/84 (Canada)(a)(c)		600,000	633,329
Barclays Bank PLC, 6.278% to 12/15/34, Series 1 (United Kingdom)(b)(c)		470,000	487,625
Barclays PLC, 6.125% to 12/15/35 (United Kingdom)(b)(c)(e)(f)	EUR	400,000	461,035
Barclays PLC, 7.625% to 3/15/35 (United Kingdom)(b)(c)(e)		1,400,000	1,464,028
Barclays PLC, 8.00% to 3/15/29 (United Kingdom)(b)(c)(e)		1,000,000	1,052,970
Barclays PLC, 8.375% to 9/15/31 (United Kingdom)(b)(c)(e)(f)	GBP	1,600,000	2,262,839
Barclays PLC, 8.875% to 9/15/27 (United Kingdom)(b)(c)(e)(f)	GBP	600,000	824,975
Barclays PLC, 9.25% to 9/15/28 (United Kingdom)(b)(c)(e)	GBP	500,000	705,174
Barclays PLC, 9.625% to 12/15/29 (United Kingdom)(b)(c)(e)		3,000,000	3,330,276
BNP Paribas SA, 4.50% to 2/25/30 (France)(b)(c)(e)(g)		1,400,000	1,311,907
BNP Paribas SA, 4.625% to 2/25/31 (France)(b)(c)(e)(g)		2,075,000	1,911,674
BNP Paribas SA, 5.625% to 2/16/33 (France)(b)(c)(e)(f)	EUR	200,000	228,607
BNP Paribas SA, 6.875% to 12/15/33 (France)(b)(c)(e)(g)		600,000	599,966
BNP Paribas SA, 7.00% to 8/16/28 (France)(b)(c)(e)(g)		565,000	578,798
BNP Paribas SA, 7.20% to 4/17/36 (France)(b)(c)(e)(g)		2,000,000	2,013,400
BNP Paribas SA, 7.375% to 9/10/34 (France)(b)(c)(e)(g)		2,300,000	2,403,831
BNP Paribas SA, 7.75% to 8/16/29 (France)(b)(c)(e)(g)		2,500,000	2,619,970
BNP Paribas SA, 8.00% to 8/22/31 (France)(b)(c)(e)(g)		3,700,000	3,971,258
BNP Paribas SA, 8.50% to 8/14/28 (France)(b)(c)(e)(g)		2,300,000	2,426,431
BNP Paribas SA, 9.25% to 11/17/27 (France)(b)(c)(e)(g)		300,000	314,384
BPER Banca SpA, 6.20% to 9/26/31 (Italy)(b)(c)(e)(f)	EUR	400,000	466,397

See accompanying notes to financial statements.

Cohen & Steers Select Preferred and Income Fund, Inc.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2026 (Unaudited)

	Principal Amount*		Value
CaixaBank SA, 5.875% to 3/25/35 (Spain)(b)(c)(e)(f)	EUR	200,000	$231,723
CaixaBank SA, 6.25% to 7/24/32 (Spain)(b)(c)(e)(f)	EUR	1,200,000	1,447,620
Canadian Imperial Bank of Commerce, 6.50% to 7/28/31, due 7/28/86 (Canada)(a)(c)		1,900,000	1,904,921
Canadian Imperial Bank of Commerce, 7.00% to 10/28/30, due 10/28/85 (Canada)(a)(c)		1,400,000	1,439,402
Charles Schwab Corp., 6.10% to 6/1/31, Series L(a)(b)(c)		1,850,000	1,851,360
Citigroup Capital III, 7.625%, due 12/1/36(a)		2,030,000	2,281,394
Citigroup, Inc., 6.625% to 2/15/31, Series HH(b)(c)		3,210,000	3,271,879
Citigroup, Inc., 6.875% to 8/15/30, Series GG(a)(b)(c)		5,406,000	5,539,382
Citigroup, Inc., 6.95% to 2/15/30, Series FF(b)(c)		3,525,000	3,607,749
Citigroup, Inc., 7.00% to 8/15/34, Series DD(b)(c)		928,000	968,350
Citigroup, Inc., 7.625% to 11/15/28, Series AA(b)(c)		1,118,000	1,162,168
CoBank ACB, 6.45% to 10/1/27, Series K(b)(c)		1,370,000	1,376,720
CoBank ACB, 6.75% to 7/1/31, Series N(b)(c)		840,000	846,528
CoBank ACB, 7.125% to 1/1/30, Series M(b)(c)		1,250,000	1,269,982
Commerzbank AG, 6.625% to 10/9/32 (Germany)(b)(c)(e)(f)	EUR	400,000	490,315
Commerzbank AG, 7.50% to 10/9/30 (Germany)(b)(c)(e)(f)		1,600,000	1,673,647
Cooperatieve Rabobank UA, 6.50% (Netherlands)(b)(f)	EUR	200,000	258,473
Coventry Building Society, 8.75% to 6/11/29 (United Kingdom)(b)(c)(e)(f)	GBP	1,200,000	1,677,845
Credit Agricole SA, 7.125% to 9/23/35 (France)(a)(b)(c)(e)(g)		2,200,000	2,267,659
Credit Suisse Group AG, 6.375%, Claim (Switzerland)(b)(e)(g)(h)(i)		3,000,000	750,000
Deutsche Bank AG, 6.75% to 10/30/35 (Germany)(b)(c)(e)(f)	EUR	1,400,000	1,637,846
Deutsche Bank AG, 7.375% to 10/30/31 (Germany)(b)(c)(e)(f)	EUR	1,400,000	1,739,608
Deutsche Bank AG, 8.125% to 10/30/29 (Germany)(b)(c)(e)(f)	EUR	1,200,000	1,496,832
Erste Group Bank AG, 5.875% to 4/15/33 (Austria)(b)(c)(e)(f)	EUR	1,000,000	1,147,756
Erste Group Bank AG, 6.375% to 4/15/32 (Austria)(a)(b)(c)(e)(f)	EUR	400,000	482,260

See accompanying notes to financial statements.

Cohen & Steers Select Preferred and Income Fund, Inc.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2026 (Unaudited)

	Principal Amount*			Value
Erste Group Bank AG, 7.00% to 4/15/31 (Austria)(a)(b)(c)(e)(f)	EUR	600,000		$745,541
Eurobank SA, 6.25% to 11/10/33 (Greece)(b)(c)(e)(f)	EUR	200,000		233,361
Eurobank SA, 6.625% to 6/4/31 (Greece)(b)(c)(e)(f)	EUR	1,200,000		1,445,142
Farm Credit Bank of Texas, 7.00% to 9/15/30, Series 6(b)(c)		1,000,000		1,020,730
Farm Credit Bank of Texas, 7.75% to 6/15/29(b)(c)		839,000		875,890
First Horizon Bank, 4.79% (3 Month USD Term SOFR + 1.112%, Floor 3.75%)(a)(b)(d)(g)		1,537	†	1,164,277
Goldman Sachs Group, Inc., 6.85% to 2/10/30, Series Z(b)(c)		2,906,000		2,989,268
Goldman Sachs Group, Inc., 7.50% to 5/10/29, Series X(a)(b)(c)		4,262,000		4,472,573
HSBC Holdings PLC, 4.60% to 12/17/30 (United Kingdom)(a)(b)(c)(e)		400,000		376,740
HSBC Holdings PLC, 6.50% to 3/23/28 (United Kingdom)(a)(b)(c)(e)		200,000		202,407
HSBC Holdings PLC, 6.75% to 3/24/31 (United Kingdom)(a)(b)(c)(e)		2,600,000		2,623,967
HSBC Holdings PLC, 6.75% to 11/18/32, Series 1 (United Kingdom)(a)(b)(c)(e)		200,000		201,414
HSBC Holdings PLC, 6.875% to 9/11/29 (United Kingdom)(a)(b)(c)(e)		800,000		822,540
HSBC Holdings PLC, 7.00% to 9/24/35 (United Kingdom)(a)(b)(c)(e)		1,700,000		1,749,115
HSBC Holdings PLC, 7.05% to 6/5/30 (United Kingdom)(a)(b)(c)(e)		2,600,000		2,670,221
HSBC Holdings PLC, 8.00% to 3/7/28 (United Kingdom)(a)(b)(c)(e)		400,000		414,164
Huntington Bancshares, Inc., 6.25% to 10/15/30, Series K(b)(c)		1,330,000		1,344,404
ING Groep NV, 7.00% to 11/16/32 (Netherlands)(b)(c)(e)		2,800,000		2,881,984
ING Groep NV, 7.25% to 11/16/34 (Netherlands)(b)(c)(e)(f)		1,600,000		1,681,479
ING Groep NV, 7.50% to 5/16/28 (Netherlands)(b)(c)(e)(f)		800,000		826,052
ING Groep NV, 8.00% to 5/16/30 (Netherlands)(b)(c)(e)(f)		2,200,000		2,346,086

See accompanying notes to financial statements.

Cohen & Steers Select Preferred and Income Fund, Inc.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2026 (Unaudited)

	Principal Amount*		Value
Intesa Sanpaolo SpA, 5.50% to 2/17/32 (Italy)(b)(c)(e)(f)	EUR	200,000	$229,483
Intesa Sanpaolo SpA, 5.875% to 2/17/36 (Italy)(b)(c)(e)(f)	EUR	200,000	231,358
Intesa Sanpaolo SpA, 7.00% to 5/20/32 (Italy)(b)(c)(e)(f)	EUR	1,200,000	1,502,833
JPMorgan Chase & Co., 6.10% to 7/1/31, Series PP(a)(b)(c)		2,568,000	2,601,294
JPMorgan Chase & Co., 6.50% to 4/1/30, Series OO(a)(b)(c)		1,125,000	1,152,519
JPMorgan Chase & Co., 6.875% to 6/1/29, Series NN(a)(b)(c)		1,249,000	1,308,979
Julius Baer Group Ltd., 6.875% to 6/9/27 (Switzerland)(b)(c)(e)(f)		400,000	403,412
Julius Baer Group Ltd., 7.50% to 8/19/30 (Switzerland)(b)(c)(e)(f)		600,000	625,198
Landesbank Baden-Wuerttemberg, 6.75% to 10/15/30 (Germany)(a)(b)(c)(e)(f)	EUR	800,000	967,681
Lloyds Banking Group PLC, 6.75% to 9/27/31 (United Kingdom)(a)(b)(c)(e)		200,000	205,611
Lloyds Banking Group PLC, 7.50% to 6/27/30 (United Kingdom)(a)(b)(c)(e)	GBP	1,200,000	1,642,332
Lloyds Banking Group PLC, 8.00% to 9/27/29 (United Kingdom)(a)(b)(c)(e)		400,000	427,076
Nationwide Building Society, 5.75% to 6/20/27 (United Kingdom)(b)(c)(e)(f)	GBP	200,000	265,612
Nationwide Building Society, 7.875% to 12/20/31 (United Kingdom)(a)(b)(c)(e)(f)	GBP	1,200,000	1,663,607
Nationwide Building Society, 10.25%, Series CCDS (United Kingdom)(a)(b)(f)	GBP	200,000	343,219
NatWest Group PLC, 7.30% to 11/19/34 (United Kingdom)(a)(b)(c)(e)		200,000	208,923
NatWest Group PLC, 7.50% to 6/3/36 (United Kingdom)(a)(b)(c)(e)(f)	GBP	700,000	937,280
NatWest Group PLC, 7.625% to 9/30/35 (United Kingdom)(a)(b)(c)(e)(f)	GBP	200,000	273,548
NatWest Group PLC, 8.125% to 11/10/33 (United Kingdom)(a)(b)(c)(e)		2,200,000	2,435,673
Nordea Bank Abp, 6.75% to 11/10/33 (Finland)(a)(b)(c)(e)(g)		1,600,000	1,617,198
Piraeus Bank SA, 6.75% to 12/30/30 (Greece)(b)(c)(e)(f)	EUR	1,400,000	1,691,336

See accompanying notes to financial statements.

Cohen & Steers Select Preferred and Income Fund, Inc.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2026 (Unaudited)

	Principal Amount*		Value
PNC Financial Services Group, Inc., 6.25% to 3/15/30, Series W(a)(b)(c)		1,545,000	$1,580,096
RCI Banque SA, 6.125% to 9/24/30 (France)(b)(c)(e)(f)	EUR	200,000	229,720
Royal Bank of Canada, 6.50% to 5/24/33, due 5/24/86 (Canada)(a)(c)		1,000,000	995,092
Royal Bank of Canada, 6.50% to 11/24/35, due 11/24/85 (Canada)(a)(c)		800,000	791,763
Royal Bank of Canada, 6.75% to 8/24/30, due 8/24/85 (Canada)(a)(c)		3,600,000	3,663,684
Royal Bank of Canada, 7.50% to 5/2/29, due 5/2/84 (Canada)(a)(c)		1,000,000	1,043,858
Societe Generale SA, 5.375% to 11/18/30 (France)(b)(c)(e)(g)		2,000,000	1,916,448
Societe Generale SA, 6.125% to 3/17/32 (France)(b)(c)(e)(f)	EUR	400,000	472,335
Societe Generale SA, 6.75% to 4/6/28 (France)(b)(c)(e)(g)		2,360,000	2,382,550
Societe Generale SA, 7.125% to 7/15/35 (France)(b)(c)(e)(g)		1,000,000	994,048
Societe Generale SA, 8.125% to 11/21/29 (France)(b)(c)(e)(g)		2,600,000	2,739,092
Societe Generale SA, 8.50% to 3/25/34 (France)(b)(c)(e)(g)		2,000,000	2,206,954
Societe Generale SA, 9.375% to 11/22/27 (France)(b)(c)(e)(g)		1,600,000	1,686,861
Societe Generale SA, 10.00% to 11/14/28 (France)(b)(c)(e)(g)		2,400,000	2,620,222
Standard Chartered PLC, 4.75% to 1/14/31 (United Kingdom)(b)(c)(e)(g)		1,000,000	941,212
Standard Chartered PLC, 7.00% to 6/8/33 (United Kingdom)(b)(c)(e)(g)		800,000	806,274
Standard Chartered PLC, 7.00% to 11/14/35 (United Kingdom)(b)(c)(e)(g)		600,000	608,045
Standard Chartered PLC, 7.625% to 1/16/32 (United Kingdom)(b)(c)(e)(g)		200,000	210,986
Standard Chartered PLC, 7.75% to 8/15/27 (United Kingdom)(b)(c)(e)(g)		600,000	616,692
Standard Chartered PLC, 7.875% to 3/8/30 (United Kingdom)(b)(c)(e)(g)		3,000,000	3,164,373

See accompanying notes to financial statements.

Cohen & Steers Select Preferred and Income Fund, Inc.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2026 (Unaudited)

		Principal Amount*		Value
State Street Corp., 6.70% to 3/15/29, Series I(b)(c)			1,276,000	$1,320,258
Svenska Handelsbanken AB, 4.75% to 3/1/31 (Sweden)(a)(b)(c)(e)(f)			200,000	190,356
Swedbank AB, 7.75% to 3/17/30 (Sweden)(a)(b)(c)(e)(f)			2,200,000	2,326,859
Toronto-Dominion Bank, 6.35% to 10/31/30, due 10/31/85 (Canada)(a)(c)			1,300,000	1,309,063
Toronto-Dominion Bank, 7.25% to 7/31/29, due 7/31/84 (Canada)(a)(c)			1,600,000	1,661,208
Toronto-Dominion Bank, 8.125% to 10/31/27, due 10/31/82 (Canada)(a)(c)			1,600,000	1,654,787
UBS Group AG, 4.375% to 2/10/31 (Switzerland)(a)(b)(c)(e)(g)			700,000	642,971
UBS Group AG, 6.625% to 1/8/31 (Switzerland)(a)(b)(c)(e)(g)			3,600,000	3,623,112
UBS Group AG, 6.85% to 9/10/29 (Switzerland)(a)(b)(c)(e)(g)			600,000	611,504
UBS Group AG, 7.00% to 2/5/35 (Switzerland)(a)(b)(c)(e)(g)			2,400,000	2,410,845
UBS Group AG, 7.00% to 1/8/36 (Switzerland)(a)(b)(c)(e)(g)			2,700,000	2,731,004
UBS Group AG, 7.125% to 8/10/34 (Switzerland)(a)(b)(c)(e)(g)			400,000	403,825
UBS Group AG, 7.75% to 4/12/31 (Switzerland)(a)(b)(c)(e)(g)			2,800,000	2,959,925
UBS Group AG, 9.25% to 11/13/28 (Switzerland)(a)(b)(c)(e)(g)			1,700,000	1,830,555
UBS Group AG, 9.25% to 11/13/33 (Switzerland)(a)(b)(c)(e)(g)			2,600,000	3,004,669
Unipol Assicurazioni SpA, 6.00% to 7/21/35 (Italy)(b)(c)(e)(f)		EUR	200,000	233,068
Wells Fargo & Co., 5.95%, due 12/15/36(a)			532,000	546,029
Wells Fargo & Co., 6.125% to 6/15/31, Series GG(b)(c)			2,007,000	2,031,692
Wells Fargo & Co., 6.85% to 9/15/29(b)(c)			798,000	829,665
Wells Fargo & Co., 7.625% to 9/15/28(b)(c)			1,038,000	1,092,560

				211,201,785

CONSUMER DISCRETIONARY PRODUCTS	1.2%
Stellantis NV, 6.25% to 3/16/31(b)(c)(f)		EUR	400,000	448,481

See accompanying notes to financial statements.

Cohen & Steers Select Preferred and Income Fund, Inc.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2026 (Unaudited)

		Principal Amount*		Value
Stellantis NV, 6.875% to 12/16/33(b)(c)(f)		EUR	810,000	$904,042
Stellantis NV, 8.25% to 6/16/32(b)(c)(f)		GBP	760,000	986,969
Volkswagen International Finance NV, 7.875% to 9/6/32 (Germany)(a)(b)(c)(f)		EUR	500,000	650,224

				2,989,716

CONSUMER STAPLE PRODUCTS	0.8%
Land O’ Lakes, Inc., 7.00%(a)(b)(g)			1,100,000	976,250
Land O’ Lakes, Inc., 7.25%(a)(b)(g)			1,190,000	1,091,825

				2,068,075

ENERGY	0.6%
BP Capital Markets PLC, 6.125% to 3/18/35(a)(b)(c)			972,000	989,580
Sunoco LP, 7.875% to 9/18/30(a)(b)(c)(g)			580,000	603,538

				1,593,118

FINANCIAL SERVICES	3.5%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 6.95% to 12/10/29, due 3/10/55 (Ireland)(a)(c)			455,000	471,154
Ally Financial, Inc., 4.70% to 5/15/28, Series C(b)(c)			690,000	668,674
Ally Financial, Inc., 7.10% to 8/15/31, Series D(b)(c)			1,822,000	1,847,184
ARES Finance Co. III LLC, 4.125% to 7/30/26, due 6/30/51(a)(c)(g)			555,000	555,934
HA Sustainable Infrastructure Capital, Inc., 7.125% to 8/17/31, due 11/15/56(c)			1,661,000	1,690,202
HA Sustainable Infrastructure Capital, Inc., 8.00% to 3/1/31, due 6/1/56(c)			1,040,000	1,102,413
ILFC E-Capital Trust I, 6.48% (30 Year CMT + 1.550%), due 12/21/65(d)(g)			693,000	595,648
Nomura Holdings, Inc., 7.00% to 7/15/30 (Japan)(b)(c)(e)			2,300,000	2,366,371

				9,297,580

HEALTH CARE	1.3%
CVS Health Corp., 7.00% to 12/10/29, due 3/10/55(c)			1,691,000	1,756,344
Humana, Inc., 6.625% to 6/15/31, due 9/15/56(c)			1,597,000	1,592,753

				3,349,097

See accompanying notes to financial statements.

Cohen & Steers Select Preferred and Income Fund, Inc.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2026 (Unaudited)

		Principal Amount*		Value
INSURANCE	11.2%
Allianz SE, 6.50% to 10/30/34 (Germany)(a)(b)(c)(e)(g)			600,000	$602,976
Allianz SE, 6.55% to 10/30/33 (Germany)(a)(b)(c)(e)(g)			1,000,000	1,017,381
Allstate Corp., 6.851% (3 Month USD Term SOFR + 3.200%), due 8/15/53, Series B(d)			970,000	973,024
American National Group, Inc., 7.00% to 12/1/30, due 12/1/55(c)			651,000	636,157
Assurant, Inc., 7.00% to 3/27/28, due 3/27/48(c)			1,555,000	1,584,881
Athene Holding Ltd., 6.875% to 3/28/35, due 6/28/55(a)(c)			300,000	288,206
Athora Netherlands NV, 6.75% to 5/18/31 (Netherlands)(b)(c)(e)(f)		EUR	1,000,000	1,212,745
Corebridge Financial, Inc., 6.375% to 6/15/34, due 9/15/54(a)(c)			458,000	454,873
Corebridge Financial, Inc., 6.875% to 12/1/30(b)(c)			1,300,000	1,353,566
Credit Agricole Assurances SA, 5.875% to 6/17/32 (France)(a)(b)(c)(e)(f)		EUR	600,000	697,473
Credit Agricole SA, 6.70% to 9/23/34 (France)(a)(b)(c)(e)(g)			400,000	401,195
Dai-ichi Life Insurance Co. Ltd., 6.20% to 1/16/35 (Japan)(a)(b)(c)(g)			800,000	815,528
Equitable Holdings, Inc., 6.70% to 12/28/34, due 3/28/55(a)(c)			512,000	527,690
Global Atlantic Fin Co., 7.25% to 3/1/31, due 3/1/56(c)(g)			1,345,000	1,319,148
Global Atlantic Fin Co., 7.95% to 7/15/29, due 10/15/54(c)(g)			1,256,000	1,265,742
Hartford Insurance Group, Inc., 6.038% (3 Month USD Term SOFR + 2.387%), due 2/12/47, Series ICON(a)(d)(g)			1,400,000	1,378,298
Lancashire Holdings Ltd., 5.625% to 3/18/31, due 9/18/41 (United Kingdom)(a)(c)(f)			400,000	393,396
Lincoln National Corp., 9.25% to 12/1/27, Series C(b)(c)			553,000	582,691
MetLife Capital Trust IV, 7.875%, due 12/15/37(a)(g)			2,828,000	3,104,663
MetLife, Inc., 9.25%, due 4/8/38(a)(g)			2,309,000	2,698,995
Prudential Financial, Inc., 6.50% to 12/15/33, due 3/15/54(a)(c)			515,000	533,305

See accompanying notes to financial statements.

Cohen & Steers Select Preferred and Income Fund, Inc.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2026 (Unaudited)

		Principal Amount*	Value
Reinsurance Group of America, Inc., 6.375% to 6/15/36, due 9/15/56(a)(c)		400,000	$396,918
Reinsurance Group of America, Inc., 6.65% to 6/15/35, due 9/15/55(a)(c)		960,000	972,644
RLGH Finance Bermuda Ltd., 6.75%, due 7/2/35 (Japan)(a)(f)		1,100,000	1,144,496
RLGH Finance Bermuda Ltd., 6.875% to 5/19/32 (Japan)(b)(c)(f)		2,000,000	2,002,053
Rothesay Life PLC, 7.00% to 6/3/35 (United Kingdom)(b)(c)(e)(f)		1,000,000	997,849
SBL Holdings, Inc., 6.50% to 11/13/26(b)(c)(g)		1,110,000	1,012,486
SBL Holdings, Inc., 9.508% to 5/13/30(b)(c)(g)		866,000	827,079
Voya Financial, Inc., 7.758% to 9/15/28, Series A(b)(c)		314,000	326,798

			29,522,256

PIPELINES	10.5%
Enbridge, Inc., 6.25% to 3/1/28, due 3/1/78 (Canada)(c)		960,000	969,394
Enbridge, Inc., 7.20% to 3/27/34, due 6/27/54 (Canada)(a)(c)		1,100,000	1,169,563
Enbridge, Inc., 7.625% to 10/15/32, due 1/15/83 (Canada)(c)		2,152,000	2,334,688
Enbridge, Inc., 8.25% to 10/15/28, due 1/15/84, Series NC5 (Canada)(c)		1,388,000	1,465,950
Enbridge, Inc., 8.50% to 10/15/33, due 1/15/84 (Canada)(c)		3,266,000	3,734,710
Energy Transfer LP, 6.625% to 2/15/28, Series B(b)(c)		2,225,000	2,244,111
Energy Transfer LP, 6.75% to 11/15/35, due 2/15/56(c)		1,535,000	1,568,699
Energy Transfer LP, 7.125% to 5/15/30, Series G(b)(c)		2,458,000	2,537,455
Enterprise Products Operating LLC, 6.897% (3 Month USD Term SOFR + 3.248%), due 8/16/77, Series D(a)(d)		986,000	986,273
Phillips 66 Co., 5.875% to 12/15/30, due 3/15/56, Series A(a)(c)		905,000	898,624
Phillips 66 Co., 6.20% to 12/15/35, due 3/15/56, Series B(a)(c)		1,065,000	1,070,018
South Bow Canadian Infrastructure Holdings Ltd., 7.50% to 12/1/34, due 3/1/55 (Canada)(c)		770,000	823,298
South Bow Canadian Infrastructure Holdings Ltd., 7.625% to 12/1/29, due 3/1/55 (Canada)(c)		1,825,000	1,912,346

See accompanying notes to financial statements.

Cohen & Steers Select Preferred and Income Fund, Inc.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2026 (Unaudited)

		Principal Amount*	Value
TransCanada PipeLines Ltd., 6.125% to 7/17/31, due 10/17/56 (Canada)(a)(c)		619,000	$626,051
TransCanada PipeLines Ltd., 6.375% to 7/17/36, due 10/17/56 (Canada)(a)(c)		689,000	697,313
Transcanada Trust, 5.60% to 12/7/31, due 3/7/82 (Canada)(c)		1,275,000	1,261,547
Venture Global LNG, Inc., 9.00% to 9/30/29(a)(b)(c)(g)		3,509,000	3,427,715

			27,727,755

TELECOMMUNICATIONS	7.0%
Bell Canada, 6.875% to 6/15/30, due 9/15/55 (Canada)(c)		1,630,000	1,667,016
Bell Canada, 7.00% to 6/15/35, due 9/15/55 (Canada)(c)		1,930,000	1,994,991
Rogers Communications, Inc., 6.875% to 5/2/31, due 7/31/56 (Canada)(c)		466,000	471,662
Rogers Communications, Inc., 7.00% to 2/14/30, due 4/15/55 (Canada)(c)		1,135,000	1,161,967
Rogers Communications, Inc., 7.125% to 2/14/35, due 4/15/55 (Canada)(c)		1,162,000	1,194,383
TELUS Corp., 6.375% to 3/9/31, due 6/9/56 (Canada)(c)		1,080,000	1,080,601
TELUS Corp., 6.625% to 7/15/30, due 10/15/55 (Canada)(c)		1,945,000	1,973,280
TELUS Corp., 6.625% to 3/9/36, due 6/9/56 (Canada)(c)		1,990,000	1,985,979
TELUS Corp., 7.00% to 7/15/35, due 10/15/55 (Canada)(c)		1,951,000	2,022,490
Verizon Communications, Inc., 6.05% to 2/14/33, due 5/14/58(a)(c)		1,697,000	1,713,157
Verizon Communications, Inc., 6.20% to 2/14/36, due 5/14/56(a)(c)		1,985,000	2,007,526
Vodafone Group PLC, 5.125% to 12/4/50, due 6/4/81 (United Kingdom)(c)		1,340,000	1,048,121

			18,321,173

UTILITIES	14.0%
AES Corp., 6.95% to 4/15/30, due 7/15/55(c)		949,000	937,559
Algonquin Power & Utilities Corp., 4.75% to 1/18/27, due 1/18/82 (Canada)(c)		2,524,000	2,500,812
AltaGas Ltd., 7.20% to 7/17/34, due 10/15/54 (Canada)(c)(g)		1,700,000	1,782,975
American Electric Power Co., Inc., 3.875% to 11/15/26, due 2/15/62(c)		1,138,000	1,126,065

See accompanying notes to financial statements.

Cohen & Steers Select Preferred and Income Fund, Inc.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2026 (Unaudited)

	Principal Amount*	Value
American Electric Power Co., Inc., 6.05% to 12/15/35, due 3/15/56, Series D(c)	1,440,000	$1,432,347
American Electric Power Co., Inc., 6.95% to 9/15/34, due 12/15/54(c)	364,000	389,726
American Electric Power Co., Inc., 7.05% to 9/15/29, due 12/15/54(c)	753,000	785,604
CenterPoint Energy, Inc., 6.85% to 11/15/34, due 2/15/55, Series B(c)	385,000	404,807
CenterPoint Energy, Inc., 7.00% to 11/15/29, due 2/15/55, Series A(c)	1,100,000	1,140,044
CMS Energy Corp., 6.50% to 3/1/35, due 6/1/55(c)	1,020,000	1,045,014
Dominion Energy, Inc., 6.15% to 9/16/31, due 12/15/56(c)	704,000	706,327
Dominion Energy, Inc., 6.20% to 11/15/35, due 2/15/56(a)(c)	1,695,000	1,700,929
Dominion Energy, Inc., 6.625% to 2/15/35, due 5/15/55(a)(c)	645,000	665,429
Emera U.S. Finance LLC, 6.65% to 7/1/31, due 10/1/56, Series A(c)	805,000	815,416
Emera U.S. Finance LLC, 6.85% to 7/1/36, due 10/1/56, Series B(c)	931,000	953,314
Entergy Corp., 6.10% to 3/15/36, due 6/15/56(a)(c)	790,000	791,955
Entergy Corp., 7.125% to 9/1/29, due 12/1/54(c)	415,000	429,264
EUSHI Finance, Inc., 7.625% to 9/15/29, due 12/15/54(c)	763,000	792,923
Evergy, Inc., 6.65% to 3/2/30, due 6/1/55(a)(c)	1,085,000	1,112,949
Eversource Energy, 6.10% to 5/15/31, due 8/15/56, Series A(c)	793,000	791,723
Eversource Energy, 6.35% to 5/15/36, due 8/15/56, Series B(c)	1,327,000	1,328,651
NextEra Energy Capital Holdings, Inc., 6.20% to 7/4/36, due 10/1/56, Series BB(c)	1,279,000	1,278,269
NextEra Energy Capital Holdings, Inc., 6.375% to 5/15/30, due 8/15/55(a)(c)	425,000	433,051
NextEra Energy Capital Holdings, Inc., 6.50% to 5/15/35, due 8/15/55(a)(c)	1,678,000	1,722,954
NextEra Energy Capital Holdings, Inc., 6.625% to 7/4/46, due 10/1/66, Series CC(c)	2,079,000	2,111,821
NextEra Energy Capital Holdings, Inc., 6.75% to 3/15/34, due 6/15/54(a)(c)	1,479,000	1,540,945

See accompanying notes to financial statements.

Cohen & Steers Select Preferred and Income Fund, Inc.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2026 (Unaudited)

		Principal Amount*	Value
Puget Energy, Inc., 7.00% to 6/15/31, due 9/15/56(c)		410,000	$414,957
Puget Energy, Inc., 7.25% to 6/15/36, due 9/15/56(c)		468,000	478,002
Sempra, 6.375% to 1/1/31, due 4/1/56(a)(c)		875,000	884,310
Sempra, 6.40% to 7/1/34, due 10/1/54(a)(c)		2,272,000	2,284,910
Sempra, 6.875% to 7/1/29, due 10/1/54(a)(c)		1,851,000	1,894,702
Southern Co., 6.375% to 12/15/34, due 3/15/55, Series 2025(a)(c)		485,000	499,373
Spire, Inc., 6.25% to 3/1/31, due 6/1/56(a)(c)		1,100,000	1,096,375
Spire, Inc., 6.45% to 3/1/36, due 6/1/56(a)(c)		660,000	664,685

			36,938,187

TOTAL PREFERRED SECURITIES—OVER-THE-COUNTER
(Identified cost—$333,781,032)			343,008,742

		Shares
SHORT-TERM INVESTMENTS	0.6%
MONEY MARKET FUNDS	0.5%
State Street Institutional Treasury Plus Money Market Fund, Premier Class, 3.58%(j)		430,278	430,278
State Street Institutional U.S. Government Money Market Fund, Premier Class, 3.58%(j)		762,960	762,960

			1,193,238

		Principal Amount*
U.S. TREASURY NOTES	0.1%
U.S. Treasury Floating Rate Notes, 3.981% (3 Month Treasury Money Market Yield + 0.205%), due 10/31/26(d)(k)		300,000	300,171

TOTAL SHORT-TERM INVESTMENTS
(Identified cost—$1,493,409)			1,493,409

TOTAL INVESTMENTS IN SECURITIES
(Identified cost—$380,161,771)	147.0%		387,037,058
LIABILITIES IN EXCESS OF OTHER ASSETS	(47.0)		(123,752,689)

NET ASSETS	100.0%		$263,284,369

See accompanying notes to financial statements.

Cohen & Steers Select Preferred and Income Fund, Inc.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2026 (Unaudited)

Centrally Cleared Interest Rate Swap Contracts

Notional Amount		Fixed Rate	Fixed Rate Pay/ Receive	Fixed Payment Frequency	Floating Rate		Floating Rate Pay/ Receive	Floating Payment Frequency	Maturity Date	Unrealized Appreciation (Depreciation)	Upfront Payments (Receipts)	Value
EUR	4,620,000	2.388%	Pay	Annually	2.639	%(l)	Receive	Semi-Annually	12/16/30	$ 12,181	$ —	$ 12,181
	3,900,000	2.548%	Pay	Annually	2.462	%(l)	Receive	Semi-Annually	11/1/32	(285)	—	(285)
	$ 39,000,000	1.181%	Pay	Monthly	3.794	%(m)	Receive	Monthly	9/15/26	266,596	(572)	266,024
	40,000,000	0.930%	Pay	Monthly	3.794	%(m)	Receive	Monthly	9/15/27	1,562,396	(2,630)	1,559,766
	15,000,000	3.655%	Pay	Monthly	3.680	%(m)	Receive	Monthly	9/15/28	84,512	—	84,512
	15,000,000	3.588%	Pay	Monthly	3.680	%(m)	Receive	Monthly	9/15/28	106,679	—	106,679
	5,600,000	3.227%	Receive	Annually	3.680	%(m)	Pay	Annually	12/16/30	(169,788)	—	(169,788)
	4,600,000	3.497%	Receive	Annually	3.680	%(m)	Pay	Annually	11/1/32	(117,465)	—	(117,465)

										$1,744,826	$(3,202)	$1,741,624

Forward Foreign Currency Exchange Contracts

Counterparty	Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
Brown Brothers Harriman	EUR	600,000	USD	683,442	7/23/26	$(2,701)
Brown Brothers Harriman	EUR	200,000	USD	227,814	7/23/26	(901)
Brown Brothers Harriman	EUR	9,855,353	USD	11,293,791	7/23/26	23,482
Brown Brothers Harriman	EUR	12,906,334	USD	14,790,078	7/23/26	30,752
Brown Brothers Harriman	GBP	5,454,010	USD	7,218,600	7/23/26	(15,758)
Brown Brothers Harriman	GBP	2,914,850	USD	3,857,921	7/23/26	(8,422)
Brown Brothers Harriman	USD	1,191,628	EUR	1,049,128	7/23/26	8,126

						$34,578

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount	Notional Value	Unrealized Appreciation (Depreciation)
LONG FUTURES OUTSTANDING
U.S. Treasury Ultra Bond(n)	17	9/21/26	$1,952,391	$1,974,656	$22,265

See accompanying notes to financial statements.

Cohen & Steers Select Preferred and Income Fund, Inc.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2026 (Unaudited)

Glossary of Portfolio Abbreviations

CMT	Constant Maturity Treasury
EUR	Euro Currency
EURIBOR	Euro Interbank Offered Rate
GBP	British Pound
ICON	Income Capital Obligation Note
OIS	Overnight Indexed Swap
SOFR	Secured Overnight Financing Rate
USD	United States Dollar

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Preferred Securities—Exchange-Traded	$42,534,907	$—	$—	$42,534,907
Preferred Securities—Over-the-Counter	—	343,008,742	—	343,008,742
Short-Term Investments	—	1,493,409	—	1,493,409

Total Investments in Securities	$42,534,907	$344,502,151	$—	$387,037,058

Futures Contracts	$22,265	$—	$—	$22,265
Forward Foreign Currency Exchange Contracts	—	62,360	—	62,360
Interest Rate Swap Contracts	—	2,032,364	—	2,032,364

Total Derivative Assets	$22,265	$2,094,724	$—	$2,116,989

See accompanying notes to financial statements.

Cohen & Steers Select Preferred and Income Fund, Inc.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2026 (Unaudited)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Forward Foreign Currency Exchange Contracts	$—	$(27,782)	$—	$(27,782)
Interest Rate Swap Contracts	—	(287,538)	—	(287,538)

Total Derivative Liabilities	$—	$(315,320)	$—	$(315,320)

Note: Percentages indicated are based on the net assets of the Fund.

*	Amount denominated in U.S. dollars unless otherwise indicated.
†	Represents shares.
(a)	All or a portion of the security is pledged as collateral in connection with the Fund’s revolving credit agreement. $177,183,266 in aggregate has been pledged as collateral.
(b)	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer.
(c)	Security converts to floating rate after the indicated fixed–rate coupon period.
(d)	Variable rate. Rate shown is in effect at June 30, 2026.
(e)

Contingent Capital security (CoCo). CoCos are debt or preferred securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer. Aggregate holdings amounted to $142,648,834 which represents 54.2% of the net assets of the Fund (36.4% of the managed assets of the Fund).

(f)

Securities exempt from registration under Regulation S of the Securities Act of 1933. These securities are subject to resale restrictions. Aggregate holdings amounted to $49,441,277 which represents 18.8% of the net assets of the Fund, of which 0.0% are illiquid.

(g)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. Aggregate holdings amounted to $86,540,296 which represents 32.9% of the net assets of the Fund, of which 1.1% are illiquid.

(h)	Non–income producing security.
(i)	Security is in default.
(j)	Rate quoted represents the annualized seven–day yield.
(k)	All or a portion of this security has been pledged as collateral for futures contracts. $150,086 in aggregate has been pledged as collateral to Morgan Stanley & Co. LLC.
(l)	Based on 6-Month EURIBOR. Represents rates in effect at June 30, 2026.
(m)	Based on 1-Day USD-SOFR-OIS. Represents rates in effect at June 30, 2026.
(n)	Futures contracts that provide exposure to long-term U.S. Treasury bonds with remaining maturities of 25 years or more.

See accompanying notes to financial statements.

Cohen & Steers Select Preferred and Income Fund, Inc.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2026 (Unaudited)

Country Summary	% of Managed Assets
United States	44.9
Canada	14.8
United Kingdom	9.8
France	9.4
Switzerland	5.1
Spain	3.6
Germany	2.6
Netherlands	2.5
Japan	1.6
Greece	1.1
Italy	0.7
Sweden	0.7
Austria	0.6
Other (includes short-term investments)	2.6

100.0

See accompanying notes to financial statements.

Cohen & Steers Select Preferred and Income Fund, Inc.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2026 (Unaudited)

ASSETS:
Investments in securities, at value (Identified cost—$380,161,771)	$387,037,058
Cash	652,723
Cash collateral pledged for interest rate swap contracts	857,753
Foreign currency, at value (Identified cost—$434,624)	435,945
Receivable for:
Dividends and interest	4,812,394
Variation margin on futures contracts	131,593
Variation margin on interest rate swap contracts	23,884
Unrealized appreciation on forward foreign currency exchange contracts	62,360
Other assets	24,031

Total Assets	394,037,741

LIABILITIES:
Unrealized depreciation on forward foreign currency exchange contracts	27,782
Payable for:
Credit agreement	129,000,000
Investment securities purchased	880,701
Interest expense	464,937
Investment management fees	225,112
Dividends and distributions declared	24,605
Administration fees	19,295
Other liabilities	110,940

Total Liabilities	130,753,372

NET ASSETS	$263,284,369

NET ASSETS consist of:
Paid-in capital	$286,538,531
Total distributable earnings/(accumulated loss)	(23,254,162)

$263,284,369

NET ASSET VALUE PER SHARE:
($263,284,369 ÷ 12,028,187 shares outstanding)	$21.89

MARKET PRICE PER SHARE	$20.13

MARKET PRICE PREMIUM (DISCOUNT) TO NET ASSET VALUE PER SHARE	(8.04)%

See accompanying notes to financial statements.

Cohen & Steers Select Preferred and Income Fund, Inc.

STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2026 (Unaudited)

Investment Income:
Interest	$11,417,435
Dividends (net of $1,340 of foreign withholding tax)	1,449,967

Total Investment Income	12,867,402

Expenses:
Interest expense	2,815,604
Investment management fees	1,363,434
Administration fees	149,229
Professional fees	61,742
Shareholder reporting expenses	32,593
Custodian fees and expenses	10,409
Transfer agent fees and expenses	9,496
Directors’ fees and expenses	6,432
Miscellaneous	19,042

Total Expenses	4,467,981

Net Investment Income (Loss)	8,399,421

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in securities	3,783,696
Interest rate swap contracts	1,107,926
Forward foreign currency exchange contracts	982,417
Foreign currency transactions	7,140

Net realized gain (loss)	5,881,179

Net change in unrealized appreciation (depreciation) on:
Investments in securities	(7,581,161)
Futures contracts	22,265
Interest rate swap contracts	(419,791)
Forward foreign currency exchange contracts	177,869
Foreign currency translations	(10,789)

Net change in unrealized appreciation (depreciation)	(7,811,607)

Net Realized and Unrealized Gain (Loss)	(1,930,428)

Net Increase (Decrease) in Net Assets Resulting from Operations	$6,468,993

See accompanying notes to financial statements.

Cohen & Steers Select Preferred and Income Fund, Inc.

STATEMENT OF CHANGES IN NET ASSETS (Unaudited)

	For the Six Months Ended June 30, 2026	For the Year Ended December 31, 2025
Change in Net Assets:
From Operations:
Net investment income (loss)	$8,399,421	$15,346,290
Net realized gain (loss)	5,881,179	6,850,487
Net change in unrealized appreciation (depreciation)	(7,811,607)	2,933,633

Net increase (decrease) in net assets resulting from operations	6,468,993	25,130,410

Distributions to shareholders	(9,093,309)	(17,996,310)
Tax return of capital to shareholders	—	(190,309)

Total distributions	(9,093,309)	(18,186,619)

Total increase (decrease) in net assets	(2,624,316)	6,943,791
Net Assets:
Beginning of period	265,908,685	258,964,894

End of period	$263,284,369	$265,908,685

See accompanying notes to financial statements.

Cohen & Steers Select Preferred and Income Fund, Inc.

STATEMENT OF CASH FLOWS

For the Six Months Ended June 30, 2026 (Unaudited)

Increase (Decrease) in Cash:
Cash Flows from Operating Activities:
Net increase (decrease) in net assets resulting from operations	$6,468,993
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
Purchases of long-term investments	(113,509,577)
Proceeds from sales and maturities of long-term investments	109,078,293
Net purchases, sales and maturities of short-term investments	3,862,146
Net amortization of premium (accretion of discount) on investments in securities	203,054
Net (increase) decrease in dividends and interest receivable and other assets	72,078
Net (increase) decrease in receivable for variation margin on futures contracts	(131,593)
Net (increase) decrease in receivable for variation margin on interest rate swap contracts	(7,316)
Net increase (decrease) in interest expense payable, accrued expenses and other liabilities	(99,327)
Net change in unrealized (appreciation) depreciation on investments in securities	7,581,161
Net change in unrealized (appreciation) depreciation on forward foreign currency exchange contracts	(177,869)
Net realized (gain) loss on investments in securities	(3,783,696)

Cash provided by (used for) operating activities	9,556,347

Cash Flows from Financing Activities:
Dividends and distributions paid	(9,092,999)

Increase (decrease) in cash and restricted cash (including foreign currency)	463,348
Cash and restricted cash at beginning of period (including foreign currency)	1,483,073

Cash and restricted cash at end of period (including foreign currency)	$1,946,421

Supplemental Disclosure of Cash Flow Information:

For the six months ended June 30, 2026, interest paid was $2,848,786.

See accompanying notes to financial statements.

Cohen & Steers Select Preferred and Income Fund, Inc.

STATEMENT OF CASH FLOWS—(Continued)

For the Six Months Ended June 30, 2026 (Unaudited)

The following table provides a reconciliation of cash and restricted cash reported within the Statement of Assets and Liabilities that sums to the total of such amounts shown on the Statement of Cash Flows.

Cash	$652,723
Restricted cash	857,753
Foreign currency	435,945

Total cash and restricted cash shown on the Statement of Cash Flows	$1,946,421

Restricted cash consists of cash that has been pledged to cover the Fund’s collateral or margin obligations under derivative contracts. It is reported on the Statement of Assets and Liabilities as cash collateral pledged for interest rate swap contracts.

See accompanying notes to financial statements.

Cohen & Steers Select Preferred and Income Fund, Inc.

FINANCIAL HIGHLIGHTS (Unaudited)

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

	For the Six Months Ended June 30, 2026		For the Year Ended December 31,
Per Share Operating Data:			2025	2024	2023	2022	2021
Net asset value, beginning of period	$22.11		$21.53	$20.35	$20.48	$25.99	$26.81

Income (loss) from investment operations:

Net investment income (loss)(a)	0.70		1.28	1.10	1.00	1.26	1.40
Net realized and unrealized gain (loss)	(0.16)		0.81	1.59	0.44	(5.15)	0.21

Total from investment operations	0.54		2.09	2.69	1.44	(3.89)	1.61

Less dividends and distributions to shareholders from:

Net investment income	(0.76)		(1.49)	(1.40)	(1.33)	(1.44)	(1.39)

Net realized gain	—		—	—	—	(0.13)	(1.04)

Tax return of capital	—		(0.02)	(0.11)	(0.24)	(0.05)	—

Total dividends and distributions to shareholders	(0.76)		(1.51)	(1.51)	(1.57)	(1.62)	(2.43)

Anti-dilutive effect from the issuance of reinvested shares	—		—	—	—	—	0.00 (b)

Net increase (decrease) in net asset value	(0.22)		0.58	1.18	(0.13)	(5.51)	(0.82)

Net asset value, end of period	$21.89		$22.11	$21.53	$20.35	$20.48	$25.99

Market price, end of period	$20.13		$20.28	$19.77	$18.90	$18.72	$26.80

Net asset value total return(c)	2.79	%(d)	10.63%	14.05%	7.99%	-14.89%	5.96%

Market price total return(c)	3.06	%(d)	10.51%	12.76%	9.72%	-24.56%	4.24%

Ratios/Supplemental Data:

Net assets, end of period (in millions)	$263.3		$265.9	$259.0	$244.7	$246.3	$312.5

Ratios to average daily net assets:

Expenses	3.41	%(e)	3.76%	4.28%	4.57%	2.54%	1.59%

Expenses (excluding interest expense)	1.26	%(e)	1.27%	1.28%	1.35%	1.30%	1.22%

Net investment income (loss)	6.42	%(e)	5.90%	5.21%	5.09%	5.65%	5.22%

Portfolio turnover rate	28	%(d)	58%	61%	57%	59%	57%

See accompanying notes to financial statements.

Cohen & Steers Select Preferred and Income Fund, Inc.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	For the Six Months Ended June 30, 2026	For the Year Ended December 31,
		2025	2024	2023	2022	2021
Credit Agreement:

Asset coverage ratio for credit agreement	304%	306%	301%	290%	291%	342%

Asset coverage per $1,000 for credit agreement	$3,041	$3,061	$3,007	$2,897	$2,909	$3,423

Amount of loan outstanding (in millions)	$129.0	$129.0	$129.0	$129.0	$129.0	$129.0

(a)	Calculation based on average shares outstanding.
(b)	Amount is less than $0.005.
(c)

Net asset value total return measures the change in net asset value per share over the period indicated. Market price total return is computed based upon the Fund’s market price per share and excludes the effects of brokerage commissions. Dividends and distributions are assumed, for purposes of these calculations, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.

(d)	Not annualized.
(e)	Annualized.

See accompanying notes to financial statements.

Cohen & Steers Select Preferred and Income Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1. Organization and Significant Accounting Policies

Cohen & Steers Select Preferred and Income Fund, Inc. (the Fund) was incorporated under the laws of the State of Maryland on August 16, 2010 and is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, closed-end management investment company. The Fund’s primary investment objective is high current income. The Fund’s secondary investment objective is capital appreciation.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification (ASC) Topic 946—Investment Companies. The accounting policies of the Fund are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. Forward foreign currency exchange contracts are valued daily at the prevailing forward exchange rate. Centrally cleared interest rate swaps are valued based upon prices provided by a third-party pricing service. Futures contracts are valued at the settlement price as of the close of futures trading on the primary exchange on which the futures are traded.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the over-the-counter (OTC) market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment manager) to be OTC, are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment manager, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities.

Fixed-income securities are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment manager, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a

Cohen & Steers Select Preferred and Income Fund, Inc.

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market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features which are then used to calculate the fair values.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at net asset value (NAV).

The Board of Directors has designated the investment manager as the Fund’s “Valuation Designee” under Rule 2a-5 under the 1940 Act. As Valuation Designee, the investment manager is authorized to make fair valuation determinations, subject to the oversight of the Board of Directors. The investment manager has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the investment manager determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund’s Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund’s investments is summarized below.

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•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments may or may not be an indication of the risk associated with those investments. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

The levels associated with valuing the Fund’s investments as of June 30, 2026 are disclosed in the Fund’s Schedule of Investments.

Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income, which includes the amortization of premiums and accretion of discounts, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Distributions from real estate investment trusts (REITs) are recorded as ordinary income, net realized capital gains or return of capital based on information reported by the REITs and management’s estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the REITs and actual amounts may differ from the estimated amounts.

Cash: For the purposes of the Statement of Cash Flows, the Fund defines cash as cash, including foreign currency and restricted cash.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign currency transaction gains or losses arise from sales of foreign currencies, (excluding gains and losses on forward foreign currency exchange contracts, which are presented separately, if any) currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates. Pursuant to U.S. federal income tax regulations, certain foreign currency gains/losses included in realized and unrealized gains/losses are included in or are a reduction of ordinary income for federal income tax purposes.

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Forward Foreign Currency Exchange Contracts: The Fund may enter into forward foreign currency exchange contracts to hedge the currency exposure associated with certain of its non-U.S. dollar-denominated securities. A forward foreign currency exchange contract is a commitment between two parties to purchase or sell foreign currency at a set price on a future date. The market value of a forward foreign currency exchange contract fluctuates with changes in foreign currency exchange rates. These contracts are marked to market daily and the change in value is recorded by the Fund as unrealized appreciation and/or depreciation on forward foreign currency exchange contracts. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are included in net realized gain or loss on forward foreign currency exchange contracts. For federal income tax purposes, the Fund has made an election to treat gains and losses from forward foreign currency exchange contracts as capital gains and losses.

Forward foreign currency exchange contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the contract. Risks may also arise upon entering these contracts from the potential inability of the counterparties to meet the terms of their contracts. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

Futures Contracts: The Fund uses futures contracts in order to manage interest rate sensitivity. Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as change in unrealized appreciation or depreciation on futures in the Statement of Operations. Realized gain or loss, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, is reported in the Statement of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated as such on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.

The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss, up to the notional value of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. With exchange traded futures contracts, the exchange or board of trade acts as the counterparty to futures transactions; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Additionally, credit risk exists in exchange traded futures contracts with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their

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own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of certain positions. In certain circumstances, the futures commission merchant (FCM) can require additional margin on the futures contracts which would subject the Fund to counterparty credit risk with the FCM.

Morgan Stanley & Co. LLC serves as the Fund’s FCM for the purpose of trading in futures contracts, options and interests therein.

Centrally Cleared Interest Rate Swap Contracts: The Fund uses interest rate swaps in connection with borrowing under its credit agreement. The Fund may also enter into interest rate swap contracts to manage interest rate risk. Interest rate swaps that are intended to reduce interest rate risk under the credit agreement seek to do so by countering the effect that an increase in short-term interest rates could have on the performance of the Fund’s shares as a result of the floating rate structure of interest owed pursuant to the credit agreement. When entering into such interest rate swaps, the Fund agrees to pay the other party to the interest rate swap (which is known as the counterparty) a fixed rate payment in exchange for the counterparty’s agreement to pay the Fund a variable rate payment that was intended to approximate the Fund’s variable rate payment obligation on the credit agreement. The payment obligation is based on the notional amount of the swap. Depending on the state of interest rates in general, the use of interest rate swaps could enhance or harm the overall performance of the Fund. Swaps are marked-to-market daily and changes in the value are recorded as unrealized appreciation (depreciation) in the Statement of Operations.

Immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the CCP) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities as cash collateral pledged for interest rate swap contracts. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin on interest rate swap contracts in the Statement of Assets and Liabilities. Any upfront payments paid or received upon entering into a swap agreement would be recorded as assets or liabilities, respectively, in the Statement of Assets and Liabilities, and amortized or accreted over the life of the swap and recorded as realized gain (loss) in the Statement of Operations. Payments received from or paid to the counterparty during the term of the swap agreement, or at termination, are recorded as realized gain (loss) in the Statement of Operations.

Swap agreements involve, to varying degrees, elements of market and counterparty risk, and exposure to loss in excess of the related amounts reflected on the Statement of Assets and

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Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

Dividends and Distributions to Shareholders: The Fund makes regular monthly distributions at a level rate. Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income, if any, are typically declared quarterly and paid monthly. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund in accordance with the Fund’s dividend reinvestment plan, unless the shareholder has elected to have them paid in cash.

Dividends from net investment income are subject to recharacterization for tax purposes. Based upon the results of operations for the six months ended June 30, 2026, the investment manager considers it likely that a portion of the dividends will be reclassified to distributions from tax return of capital upon the final determination of the Fund’s taxable income after the Fund’s fiscal year end.

Distributions Subsequent to June 30, 2026: The following distributions have been declared by the Fund’s Board of Directors and are payable subsequent to the period end of this report.

Ex-Date/ Record Date	Payable Date	Amount
7/14/26	7/31/26	$0.126
8/11/26	8/31/26	$0.126
9/8/26	9/30/26	$0.126

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company (RIC), if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to RICs, and by distributing substantially all of its taxable earnings to its shareholders. Also, in order to avoid the payment of any federal excise taxes, the Fund will distribute substantially all of its net investment income and net realized gains on a calendar year basis. Accordingly, no provision for federal income or excise tax is necessary. Dividend and interest income from holdings in non-U.S. securities are recorded net of non-U.S. taxes paid. Management has analyzed the Fund’s tax positions taken on federal and applicable state income tax returns as well as its tax positions in non-U.S. jurisdictions in which it trades for all open tax years and has concluded that as of June 30, 2026, no additional provisions for income tax are required in the Fund’s financial statements. The Fund’s tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

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Note 2. Investment Management Fees, Administration Fees and Other Transactions with Affiliates

Investment Management Fees: Cohen & Steers Capital Management, Inc. serves as the Fund’s investment manager pursuant to an investment management agreement (the investment management agreement). Under the terms of the investment management agreement, the investment manager provides the Fund with day-to-day investment decisions and generally manages the Fund’s investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Directors.

For the services provided to the Fund, the investment manager receives a fee, accrued daily and paid monthly, at the annual rate of 0.70% of the average daily managed assets of the Fund. Managed assets are equal to the net assets plus the amount of any borrowings used for leverage outstanding.

Administration Fees: The Fund has entered into an administration agreement with the investment manager under which the investment manager performs certain administrative functions for the Fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.06% of the average daily managed assets of the Fund. For the six months ended June 30, 2026, the Fund incurred $116,866 in fees under this administration agreement. Additionally, the Fund pays State Street Bank and Trust Company as co-administrator under a fund accounting and administration agreement.

Directors’ and Officers’ Fees: Certain directors and officers of the Fund are also directors, officers and/or employees of the investment manager. The Fund does not pay compensation to interested directors and officers, except for the Chief Compliance Officer who received compensation from the investment manager, which was reimbursed by the Fund, in the amount of $1,182 for the six months ended June 30, 2026.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the six months ended June 30, 2026, totaled $112,334,080 and $107,261,855, respectively.

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Note 4. Derivative Investments

The following tables present the value of derivatives held at June 30, 2026 and the effect of derivatives held during the six months ended June 30, 2026, if any, along with the respective location in the financial statements.

Statement of Assets and Liabilities

	Assets			Liabilities
Derivatives	Location	Fair Value		Location	Fair Value
Foreign Currency Exchange Risk:
Forward Foreign Currency Exchange Contracts(a)	Unrealized appreciation	$62,360		Unrealized depreciation	$27,782
Interest Rate Risk:
Futures Contracts(b)	Receivable for variation margin on futures contracts	22,265	(c)	—	—
Interest Rate Swap Contracts(b)	Receivable for variation margin on interest rate swap contracts	1,744,826	(d)	—	—

(a)	Forward foreign currency exchange contracts executed with Brown Brothers Harriman are not subject to a master netting agreement or another similar arrangement.
(b)	Not subject to a master netting agreement or another similar arrangement.
(c)

Amount represents the cumulative net appreciation (depreciation) on futures contracts as reported on the Schedule of Investments. The Statement of Assets and Liabilities reflects the current day variation margin receivable from broker.

(d)

Amount represents the cumulative net appreciation (depreciation) on interest rate swap contracts as reported on the Schedule of Investments. The Statement of Assets and Liabilities reflects the current day variation margin receivable from the broker.

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Statement of Operations

Derivatives	Location	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
Foreign Currency Exchange Risk:
Forward Foreign Currency Exchange Contracts	Net Realized and Unrealized Gain (Loss)	$982,417	$177,869

Interest Rate Risk:
Futures Contracts	Net Realized and Unrealized Gain (Loss)	—	22,265
Interest Rate Swap Contracts	Net Realized and Unrealized Gain (Loss)	1,107,926	(419,791)

The following summarizes the monthly average volume of the Fund’s interest rate swap contracts, forward foreign currency exchange contracts and futures contracts activity for the six months ended June 30, 2026:

	Interest Rate Swap Contracts	Forward Foreign Currency Exchange Contracts
Average Notional Amount(a)	$139,170,178	$40,826,487

Futures Contracts(a)
Average Notional Amount—Long	$1,974,656

(a)

Average notional amount represents the average for all months in which the Fund had interest rate swap contracts, forward foreign currency exchange contracts and future contracts outstanding at month-end. For the period, this represents six months for interest rate swap contracts and forward foreign currency exchange contracts and one month for futures contracts.

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Note 5. Income Tax Information

As of June 30, 2026, the federal tax cost and net unrealized appreciation (depreciation) in value of investments held were as follows:

Cost of investments in securities for federal income tax purposes	$380,161,771

Gross unrealized appreciation on investments	$14,380,543
Gross unrealized depreciation on investments	(5,703,587)

Net unrealized appreciation (depreciation) on investments	$8,676,956

The Fund incurred ordinary losses of $1,923 after October 31, 2025 that it has elected to defer to the following year.

As of December 31, 2025, the Fund has a net capital loss carryforward of $38,071,356 which may be used to offset future capital gains. The loss is comprised of a short-term capital loss carryforward of $8,921,939 and a long-term capital loss carryforward of $29,149,417, which under current federal income tax rules, may offset capital gains recognized in any future period.

Note 6. Capital Stock

The Fund is authorized to issue 250 million shares of common stock at a par value of $0.001 per share.

During the six months ended June 30, 2026 and year ended December 31, 2025, the Fund did not issue shares of common stock for the reinvestment of dividends.

On December 9, 2025, the Board of Directors approved the continuation of the delegation of its authority to management to effect repurchases, pursuant to management’s discretion and subject to market conditions and investment considerations, of up to 10% of the Fund’s common shares outstanding as of January 1, 2026 through December 31, 2026. There is no assurance that the Fund will repurchase shares in any particular amounts or at all.

During the six months ended June 30, 2026 and year ended December 31, 2025, the Fund did not effect any repurchases.

Note 7. Borrowings

The Fund has entered into a $129,000,000 revolving credit agreement (the credit agreement) with State Street Bank and Trust Company (State Street). The Fund pays a monthly financing charge which is calculated based on the utilized portion of the credit agreement and a Secured Overnight Financing Rate (SOFR)-based rate. The Fund also pays a fee of 0.15% per annum for each day in which the aggregate loans outstanding under the credit agreement total less than 80% of the credit agreement amount of $129,000,000. The credit agreement has a 360-day evergreen provision whereby State Street may terminate this agreement upon 360 days’ notice, but the Fund may terminate on three business days’ notice to State Street. Securities held by the Fund are subject to a

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lien, granted to State Street, to the extent of the borrowing outstanding in connection with the Fund’s revolving credit agreement. If the Fund fails to meet certain requirements, or maintain other financial covenants required under the credit agreement, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the credit agreement, necessitating the sale of portfolio securities at potentially inopportune times.

As of June 30, 2026, the Fund had outstanding borrowings of $129,000,000 at a current rate of 4.4%. The carrying value of the borrowings approximates fair value. The borrowings are classified as Level 2 within the fair value hierarchy. During the six months ended June 30, 2026, the Fund borrowed an average daily balance of $129,000,000 at a weighted average borrowing cost of 4.4%.

Note 8. Other Risks

Market Price Discount from Net Asset Value Risk: Shares of closed-end investment companies frequently trade at a discount from their NAV. This characteristic is a risk separate and distinct from the risk that NAV could decrease as a result of investment activities. Whether investors will realize gains or losses upon the sale of the shares will depend not upon the Fund’s NAV but entirely upon whether the market price of the shares at the time of sale is above or below the investor’s purchase price for the shares. Because the market price of the shares is determined by factors such as relative supply of and demand for shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, the shares may trade at, above or below NAV.

Preferred Securities Risk: Preferred securities are subject to credit risk, which is the risk that a security will decline in price, or the issuer of the security will fail to make dividend, interest or principal payments when due, because the issuer experiences a decline in its financial status. Preferred securities are also subject to interest rate risk and may decline in value because of changes in market interest rates. The Fund may be subject to a greater risk of rising interest rates than would normally be the case in an environment of low interest rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. In addition, an issuer may be permitted to defer or omit distributions. Preferred securities are also generally subordinated to bonds and other debt instruments in a company’s capital structure. During periods of declining interest rates, an issuer may be able to exercise an option to redeem (call) its issue at par earlier than scheduled, and the Fund may be forced to reinvest in lower yielding securities. Certain preferred securities may be substantially less liquid than many other securities, such as common stocks. Generally, preferred security holders have no voting rights with respect to the issuing company unless certain events occur. Certain preferred securities may give the issuers special redemption rights allowing the securities to be redeemed prior to a specified date if certain events occur, such as changes to tax or securities laws.

Contingent Capital Securities Risk: Contingent capital securities (sometimes referred to as “CoCos”) are debt or preferred securities with loss absorption characteristics built into the terms of the security, for example, a mandatory conversion into common stock of the issuer under certain circumstances, such as the issuer’s capital ratio falling below a certain level. Since the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero, and conversion would deepen the subordination of the investor,

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hence worsening the investor’s standing in a bankruptcy. Some CoCos provide for a reduction in the value or principal amount of the security (potentially to zero) under such circumstances. In March 2023, a Swiss regulator required a write-down of outstanding CoCos to zero notwithstanding the fact that the equity shares continued to exist and have economic value. It is currently unclear whether regulators of issuers in other jurisdictions will take similar actions. Notwithstanding these risks, the Fund intends to continue to invest in CoCos issued by Swiss companies and by companies in other jurisdictions. In addition, most CoCos are considered to be high yield or “junk” securities and are therefore subject to the risks of investing in below-investment-grade securities. Finally, CoCo issuers can, at their discretion, suspend dividend distributions on their CoCo securities and are more likely to do so in response to negative economic conditions and/or government regulation. Omitted distributions are typically non-cumulative and will not be paid on a future date. Any omitted distribution may negatively impact the returns or distribution rate of the Fund.

Concentration Risk: Because the Fund invests at least 25% of its managed assets in the financials sector, it will be more susceptible to adverse economic or regulatory occurrences affecting this sector, such as changes in interest rates, loan concentration and competition. In addition, the Fund will also be subject to the risks of investing in the individual industries and securities that comprise the financials sector, including the bank, diversified financials, real estate (including REITs) and insurance industries. To the extent that the Fund focuses its investments in other sectors or industries, such as (but not limited to) energy, industrials, utilities, pipelines, health care and telecommunications, the Fund will be subject to the risks associated with these particular sectors and industries. These sectors and industries may be adversely affected by, among others, changes in government regulation, world events and economic conditions.

Credit and Below-Investment-Grade Securities Risk: Preferred securities may be rated below-investment-grade or may be unrated. Below-investment-grade securities, or equivalent unrated securities, which are commonly known as “high-yield bonds” or “junk bonds,” generally involve greater volatility of price and risk of loss of income and principal, and may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. It is reasonable to expect that any adverse economic conditions could disrupt the market for lower-rated securities, have an adverse impact on the value of those securities and adversely affect the ability of the issuers of those securities to repay principal and interest on those securities.

Liquidity Risk: Liquidity risk is the risk that particular investments of the Fund may become difficult to sell or purchase. The market for certain investments may become less liquid or illiquid due to adverse changes in the conditions of a particular issuer or due to adverse market or economic conditions. In addition, dealer inventories of certain securities, which provide an indication of the ability of dealers to engage in “market making,” are at, or near, historic lows in relation to market size, which has the potential to increase price volatility in the fixed income markets in which the Fund invests. Federal banking regulations may also cause certain dealers to reduce their inventories of certain securities, which may further decrease the Fund’s ability to buy or sell such securities. As a result of this decreased liquidity, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on performance. Further, transactions in less liquid or illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.

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Foreign (Non-U.S.) and Emerging Market Securities Risk: The Fund directly purchases securities of foreign issuers. Risks of investing in foreign securities include currency risks, future political and economic developments and possible imposition of foreign withholding taxes on income or proceeds payable on the securities. In addition, there may be less publicly available information about a foreign issuer than about a domestic issuer, and foreign issuers may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements as domestic issuers. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Currency Risk: Although the Fund will report its NAV and pay dividends in U.S. dollars, foreign securities often are purchased with and make any dividend and interest payments in foreign currencies. Therefore, the Fund’s investments in foreign securities will be subject to foreign currency risk, which means that the Fund’s NAV could decline solely as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal, dividends and interest to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. The Fund may, but is not required to, engage in various investments that are designed to hedge the Fund’s foreign currency risks, and such investments are subject to the risks described under “Derivatives and Hedging Transactions Risk” below.

Leverage Risk: The use of leverage is a speculative technique and there are special risks and costs associated with leverage. The NAV of the Fund’s shares may be reduced by the issuance and ongoing costs of leverage. So long as the Fund is able to invest in securities that produce an investment yield that is greater than the total cost of leverage, the leverage strategy will produce higher current net investment income for the shareholders. On the other hand, to the extent that the total cost of leverage exceeds the incremental income gained from employing such leverage, shareholders would realize lower net investment income. In addition to the impact on net income, the use of leverage will have an effect of magnifying capital appreciation or depreciation for shareholders. Specifically, in an up market, leverage will typically generate greater capital appreciation than if the Fund were not employing leverage. Conversely, in down markets, the use of leverage will generally result in greater capital depreciation than if the Fund had been unlevered. To the extent that the Fund is required or elects to reduce its leverage, the Fund may need to liquidate investments, including under adverse economic conditions which may result in capital losses potentially reducing returns to shareholders. The use of leverage also results in the investment management fees payable to the investment manager being higher than if the Fund did not use leverage and can increase operating costs, which may reduce total return. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.

Derivatives and Hedging Transactions Risk: The Fund’s use of derivatives, including for the purpose of hedging interest rate or foreign currency risks, presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are counterparty risk, financial leverage risk, liquidity risk, OTC trading risk and tracking risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Market Disruption and Geopolitical Risk: Geopolitical and market events (including armed conflicts, terrorism, natural disasters, public health emergencies, trade disputes, tariffs, sanctions, and political or economic instability) can cause significant volatility in global markets and may adversely affect the Fund’s investments. Disruptions to supply chains, sharp movements in commodity prices, and changes in investor sentiment or credit conditions may negatively impact issuers, sectors, or entire regions, even those not directly involved in the originating event.

Recent examples include the ongoing conflicts in Ukraine and the Middle East and increasing political polarization around issues such as trade policy, monetary policy and the U.S. debt ceiling. The rapid development and regulation of artificial intelligence technologies may also introduce uncertainty. The scope, severity, and duration of these risks are difficult to predict, but they could materially reduce the value of the Fund’s investments.

Regulatory Risk: Legal and regulatory developments may adversely affect the Fund. The regulatory environment for the Fund is evolving, and changes in the regulation of investment funds and other financial institutions or products (such as banking or insurance products), and their trading activities and capital markets, or a regulator’s disagreement with the Fund’s interpretation of the application of certain regulations, may adversely affect the ability of the Fund to pursue its investment strategy, its ability to obtain leverage and financing, and the value of investments held by the Fund. The U.S. government has proposed and adopted multiple regulations that could have a long-lasting impact on the Fund and on the fund industry in general. These regulations or any laws and regulations that may be adopted in the future may restrict the Fund’s ability to engage in transactions or raise additional capital and/or increase overall expenses of the Fund.

Additional legislative or regulatory actions may alter or impair certain market participants’ ability to utilize certain investment strategies and techniques.

The Fund and the instruments in which it invests may be subject to new or additional regulatory constraints in the future. These regulations and actions may adversely affect both the Fund and the instruments in which the Fund invests and its ability to execute its investment strategy. For example, climate change regulation (such as decarbonization legislation, other mandatory controls to reduce emissions of greenhouse gases, or related disclosure requirements) could significantly affect the Fund or its investments by, among other things, increasing compliance costs or underlying companies’ operating costs and capital expenditures. Similarly, regulatory developments in other countries may have an unpredictable and adverse impact on the Fund.

Cybersecurity Risk: With the increased use of technologies such as the Internet and artificial intelligence, including machine learning technology and generative artificial intelligence such as ChatGPT, and the dependence on computer systems to perform necessary business functions, the Fund and its service providers (including the investment manager), and their own service providers, may be susceptible to operational and information security risks resulting from cyber-attacks and/or other technological malfunctions. In general, cyber-attacks are deliberate, but unintentional events may have similar effects. Cyber-attacks include, among others, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website or company system, misappropriating or releasing confidential information without authorization (including personal data), gaining unauthorized access to digital systems for purposes

Cohen & Steers Select Preferred and Income Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

of misappropriating assets and causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service. New ways to carry out cyber-attacks continue to develop. There may be an increased risk of cyber-attacks during periods of geopolitical or military conflict, and geopolitical tensions may increase the scale and sophistication of deliberate cyber security attacks, particularly those from nation-states or from entities with nation-state backing. Successful cyber-attacks against, or security breakdowns of, the Fund, the investment manager, or a custodian, transfer agent, or other affiliated or third-party service provider may adversely affect the Fund or its shareholders.

Each of the Fund and the investment manager may have limited ability to detect, prevent or mitigate cyber-attacks or security or technology breakdowns affecting the Fund third-party service providers. While the Fund has established business continuity plans and systems designed to detect, prevent or reduce the impact of cyber-attacks, such plans and systems are subject to inherent limitations.

Note 9. Operating Segments

An operating segment is defined in ASC Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (CODM) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The executive committee of the Fund’s investment manager and the Fund’s chief executive officer and chief financial officer act as the Fund’s CODM. The Fund represents a single operating segment, as the CODM monitors the operating results of the Fund as a whole and the Fund’s long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy which is executed by the Fund’s portfolio managers as a team. The financial information in the form of the Fund’s total returns, expense ratios, subscriptions and redemptions, which are used by the CODM to assess the segment’s performance versus the Fund’s comparative benchmarks and to make resource allocation decisions for the Fund’s single segment, is consistent with that presented within the Fund’s financial statements.

Note 10. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Note 11. Subsequent Events

Management has evaluated events and transactions occurring after June 30, 2026 through the date that the financial statements were issued, and has determined that no additional disclosure in the financial statements is required.

Cohen & Steers Select Preferred and Income Fund, Inc.

PROXY RESULTS (Unaudited)

The Fund’s shareholders voted on the following proposals at the annual meeting held on April 26, 2026. The description of each proposal and number of shares voted are as follows:

Common Shares	Shares Voted For	Authority Withheld
To elect Directors:

Michael G. Clark	8,516,230	569,101
Dean A. Junkans	8,497,384	587,947
Ramona Rogers-Windsor	8,778,944	306,387

Cohen & Steers Select Preferred and Income Fund, Inc.

(The following pages are unaudited)

REINVESTMENT PLAN

We urge shareholders who want to take advantage of this plan and whose shares are held in ‘Street Name’ to consult your broker as soon as possible to determine if you must change registration into your own name to participate.

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 866-227-0757, (ii) on our website at cohenandsteers.com or (iii) on the U.S. Securities and Exchange Commission’s (SEC) website at http://www.sec.gov. In addition, the Fund’s proxy voting record for the most recent 12-month period ended June 30 is available by August 31 of each year (i) without charge, upon request, by calling 866-227-0757 or (ii) on the SEC’s website at http://www.sec.gov.

Disclosures of the Fund’s complete holdings are required to be made monthly on Form N-PORT, with every third month made available to the public by the SEC 60 days after the end of the Fund’s fiscal quarter. The Fund’s Form N-PORT is available (i) without charge, upon request, by calling 866-227-0757 or (ii) on the SEC’s website at http://www.sec.gov.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund’s net investment company taxable income and net realized gains. Distributions in excess of the Fund’s net investment company taxable income and net realized gains are a return of capital distributed from the Fund’s assets. To the extent this occurs, the Fund’s shareholders of record will be notified of the estimated amount of capital returned to shareholders for each such distribution and this information will also be available at cohenandsteers.com. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year. Distributions of capital decrease the Fund’s total assets and, therefore, could have the effect of increasing the Fund’s expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

Notice is hereby given in accordance with Rule 23c-1 under the 1940 Act that the Fund may purchase, from time to time, shares of its common stock in the open market.

Change to the Fund’s Chief Compliance Officer

On June 16, 2026, the Board of Directors approved the appointment of Nargis Hilal as the Chief Compliance Officer (CCO) of the Fund effective July 3, 2026. Ms. Hilal previously served as the Fund’s Deputy CCO.

Cohen & Steers Select Preferred and Income Fund, Inc.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

The Board of Directors of the Fund (the Board), including a majority of the Directors who are not parties to the Fund’s investment management agreement (the Management Agreement), or interested persons of any such party (the Independent Directors), has the responsibility under the Investment Company Act of 1940 to approve the Fund’s Management Agreement for its initial two year term and its continuation annually thereafter at a meeting of the Board called for the purpose of voting on the approval or continuation. The Management Agreement was discussed at a meeting of the Independent Directors, in their capacity as the Contract Review Committee, held on June 2, 2026, and at a meeting of the full Board held on June 16, 2026. The Independent Directors, in their capacity as the Contract Review Committee, also discussed the Management Agreement in executive sessions on June 2, 15 and 16, 2026. At the meeting of the full Board on June 16, 2026, the Management Agreement was unanimously continued for a term ending June 30, 2027, by the Board, including the Independent Directors. The Independent Directors were represented by independent counsel who assisted them in their deliberations during the meetings and executive sessions.

In considering whether to continue the Management Agreement, the Board reviewed materials provided by an independent data provider, which included, among other items, fee, expense and performance information compared to peer funds (the Peer Funds and, collectively with the Fund, the Peer Group) and performance comparisons to a larger category universe; summary information prepared by the Fund’s investment manager (the Investment Manager); and a memorandum from counsel to the Independent Directors outlining the legal duties of the Board. The Board also spoke directly with a representative of the independent data provider and met with investment management personnel. In addition, the Board considered information provided from time to time by the Investment Manager throughout the year at meetings of the Board, including presentations by portfolio managers relating to the investment performance of the Fund and the investment strategies used in pursuing the Fund’s objective. The Board also considered information provided by the Investment Manager in response to a request for information submitted by counsel to the Independent Directors, on behalf of the Independent Directors, as well as information provided by the Investment Manager in response to a supplemental request. In particular, the Board considered the following:

(i) The nature, extent and quality of services to be provided by the Investment Manager: The Board reviewed the services that the Investment Manager provides to the Fund, including, but not limited to, making the day-to-day investment decisions for the Fund, placing orders for the investment and reinvestment of the Fund’s assets, furnishing information to the Board regarding the Fund’s portfolio, providing individuals to serve as Fund officers, managing the Fund’s debt leverage level, and generally managing the Fund’s investments in accordance with the stated policies of the Fund. The Board also discussed with officers and portfolio managers of the Fund the types of transactions conducted on behalf of the Fund. Additionally, the Board took into account the services provided by the Investment Manager to its other funds and accounts, including those that have investment objectives and strategies similar to those of the Fund. The Board also considered the education, background and experience of the Investment Manager’s personnel, particularly noting the potential benefit that the portfolio managers’ work experience and favorable reputation can have on the Fund. The Board further noted the Investment Manager’s ability to attract qualified and experienced personnel. The Board also considered the administrative services provided by the

Cohen & Steers Select Preferred and Income Fund, Inc.

Investment Manager, including compliance and accounting services. After consideration of the above factors, among others, the Board concluded that the nature, extent and quality of services provided by the Investment Manager are satisfactory and appropriate.

(ii) Investment performance of the Fund and the Investment Manager: The Board considered the investment performance of the Fund compared to Peer Funds and compared to its benchmarks. The Board considered that, on a net asset value (NAV) basis, the Fund outperformed the Peer Group medians for the one- and ten-year periods ended March 31, 2026, ranking 2 out 5 for each. The Fund represented the Peer Group medians for the three- and five-year periods ended March 31, 2026, ranking 3 out of 5 peers for each period. The Board also noted, the Fund outperformed the relevant linked blended benchmark for the one-, three-, five- and ten-year periods ended March 31, 2026. The Board also noted that, on a NAV basis, the Fund outperformed the ICE BofA Fixed Rate Preferred Securities Index for the one-, three-, five- and ten-year periods ended March 31, 2026. The Board engaged in discussions with the Investment Manager regarding the contributors to and detractors from the Fund’s performance, as well as the impact of leverage on the Fund’s performance. The Board also considered supplemental information provided by the Investment Manager, including a narrative summary of various factors affecting performance and the Investment Manager’s performance in managing similarly managed funds and accounts. The Board determined that Fund performance, in light of all the considerations noted above, supported the continuation of the Management Agreement.

(iii) Cost of the services to be provided and profits to be realized by the Investment Manager from the relationship with the Fund: The Board considered the contractual and actual management fees paid by the Fund as well as the Fund’s total expense ratios. As part of its analysis, the Board considered the fee and expense analyses provided by the independent data provider. The Board considered that the Fund’s actual management fee at the common asset level was lower than the Peer Group median and the actual management fee at the managed asset level was in-line with the Peer Group median, ranking 2 out of 5 peers and 4 out of 5 peers, respectively. The Board noted that the Fund’s total expense ratios, including investment-related expenses at the managed asset level and at the common asset level were both lower than the Peer Group medians, ranking 1 out of 5 peers for each. The Board also noted that the Fund’s total expense ratio excluding investment-related expenses at the common asset level was lower than the Peer Group median and at the managed asset level the Fund was in-line with the Peer Group median, ranking 2 out of 5 peers and 4 out of 5 peers, respectively. The Board considered the impact of leverage on the Fund’s fees and expenses at managed and common asset levels. In light of the considerations above, the Board concluded that the Fund’s current expense structure was satisfactory.

The Board also reviewed information regarding the profitability to the Investment Manager of its relationship with the Fund. The Board considered the level of the Investment Manager’s profits and whether the profits were reasonable for the Investment Manager. The Board took into consideration other benefits to be derived by the Investment Manager in connection with the Management Agreement, noting particularly the research and related services, within the meaning of Section 28(e) of the Securities Exchange Act of 1934, that the Investment Manager receives by allocating the Fund’s brokerage transactions. The Board further considered that the Investment Manager continues to reinvest profits back in the business, including upgrading and/or implementing new trading, compliance and accounting systems, and by adding investment

Cohen & Steers Select Preferred and Income Fund, Inc.

personnel to the portfolio management teams. The Board also considered the administrative services provided by the Investment Manager and the associated administration fee paid to the Investment Manager for such services under the Administration Agreement. The Board determined that the services received under the Administration Agreement are beneficial to the Fund. The Board concluded that the profits realized by the Investment Manager from its relationship with the Fund were reasonable and consistent with the Investment Manager’s fiduciary duties.

(iv) The extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale: The Board noted that, as a closed-end fund, the Fund would not be expected to have inflows of capital that might produce increasing economies of scale. The Board determined that, given the Fund’s closed-end structure, there were no significant economies of scale that were not already being shared with shareholders. In considering economies of scale, the Board also noted, as discussed above in (iii), that the Investment Manager continues to reinvest profits back in the business.

(v) Comparison of services to be rendered and fees to be paid to those under other investment management contracts, such as contracts of the same and other investment advisors or other clients: As discussed above in (iii), the Board compared the fees paid under the Management Agreement to those under other investment management contracts of other investment advisors managing Peer Funds. The Board also compared the services rendered and fees paid under the Management Agreement to fees paid, including the ranges of such fees, under the Investment Manager’s other fund management agreements and advisory contracts with institutional and other clients with similar investment mandates, noting that the Investment Manager provides more services to the Fund than it does to institutional or subadvised accounts. The Board also considered the entrepreneurial risk and financial exposure assumed by the Investment Manager in developing and managing the Fund that the Investment Manager does not have with institutional and other clients and other differences in the management of registered investment companies and institutional accounts. The Board determined that on a comparative basis the fees under the Management Agreement were reasonable in relation to the services provided.

No single factor was cited as determinative to the decision of the Board, and each Director may have assigned different weights to the various factors. Rather, after weighing all of the considerations and conclusions discussed above, the Board, including the Independent Directors, unanimously approved the continuation of the Management Agreement.

Cohen & Steers Select Preferred and Income Fund, Inc.

Cohen & Steers Privacy Policy

Facts	What Does Cohen & Steers Do With Your Personal Information?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•

Social Security number and account balances

•

Transaction history and account transactions

•

Purchase history and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Cohen & Steers chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Cohen & Steers share?	Can you limit this sharing?

For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or reports to credit bureaus	Yes	No

For our marketing purposes— to offer our products and services to you	Yes	No

For joint marketing with other financial companies—	No	We don’t share

For our affiliates’ everyday business purposes— information about your transactions and experiences	No	We don’t share

For our affiliates’ everyday business purposes— information about your creditworthiness	No	We don’t share

For our affiliates to market to you—	No	We don’t share

For non-affiliates to market to you—	No	We don’t share

Questions? Call (866) 227-0757

Cohen & Steers Select Preferred and Income Fund, Inc.

Cohen & Steers Privacy Policy—(Continued)

Who we are

Who is providing this notice?	Cohen & Steers Capital Management, Inc., Cohen & Steers Asia Limited, Cohen & Steers Japan Limited, Cohen & Steers UK Limited, Cohen & Steers Ireland Limited, Cohen & Steers Singapore Private Limited, Cohen & Steers Securities, LLC, Cohen & Steers Private Funds and Cohen & Steers Registered Funds (collectively, Cohen & Steers).

What we do

How does Cohen & Steers protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to your information to those employees who need it to perform their jobs, and also require companies that provide services on our behalf to protect your information.

How does Cohen & Steers collect my personal information?

We collect your personal information, for example, when you:

•

Open an account or buy securities from us

•

Provide account information or give us your contact information

•

Make deposits or withdrawals from your account

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•

sharing for affiliates’ everyday business purposes—information about your creditworthiness

•

affiliates from using your information to market to you

•

sharing for non-affiliates to market to you

State law and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with affiliates.

Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with non-affiliates.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • Cohen & Steers does not jointly market.

Cohen & Steers Select Preferred and Income Fund, Inc.

Cohen & Steers Open-End Mutual Funds

COHEN & STEERS REALTY SHARES

•	Designed for investors seeking total return, investing primarily in U.S. real estate securities

•	Symbols: CSJAX, CSJCX, CSJIX, CSRSX, CSJRX, CSJZX

COHEN & STEERS

REAL ESTATE SECURITIES FUND

•	Designed for investors seeking total return, investing primarily in U.S. real estate securities

•	Symbols: CSEIX, CSCIX, CREFX, CSDIX, CIRRX, CSZIX

COHEN & STEERS

INSTITUTIONAL REALTY SHARES

•	Designed for institutional investors seeking total return, investing primarily in U.S. real estate securities

•	Symbol: CSRIX

COHEN & STEERS GLOBAL REALTY SHARES

•	Designed for investors seeking total return, investing primarily in global real estate equity securities

•	Symbols: CSFAX, CSFCX, CSSPX, GRSRX, CSFZX

COHEN & STEERS

INTERNATIONAL REALTY FUND

•	Designed for investors seeking total return, investing primarily in international (non-U.S.) real estate securities

•	Symbols: IRFAX, IRFCX, IRFIX, IRFRX, IRFZX

COHEN & STEERS REAL ASSETS FUND

•	Designed for investors seeking total return and the maximization of real returns during inflationary environments by investing primarily in real assets

•	Symbols: RAPAX, RAPCX, RAPIX, RAPRX, RAPZX

COHEN & STEERS

PREFERRED SECURITIES AND INCOME FUND

•	Designed for investors seeking total return (high current income and capital appreciation), investing primarily in preferred and debt securities issued by U.S. and non-U.S. companies

•	Symbols: CPXAX, CPXCX, CPXFX, CPXIX, CPRRX, CPXZX

COHEN & STEERS

SHORT DURATION PREFERRED AND INCOME FUND

•	Designed for investors seeking high current income and capital preservation by investing in short-duration preferred and other income securities issued by U.S. and non-U.S. companies

•	Symbols: LPXAX, LPXCX, LPXFX, LPXIX, LPXRX, LPXZX

COHEN & STEERS

GLOBAL INFRASTRUCTURE FUND

•	Designed for investors seeking total return, investing primarily in global infrastructure securities

•	Symbols: CSUAX, CSUCX, CSUIX, CSURX, CSUZX

Distributed by Cohen & Steers Securities, LLC.

Please consider the investment objectives, risks, charges and expenses of any Cohen & Steers U.S. registered open-end fund carefully before investing. A summary prospectus and prospectus containing this and other information can be obtained by calling (800) 330-7348 or by visiting cohenandsteers.com. Please read the summary prospectus and prospectus carefully before investing.

Cohen & Steers Select Preferred and Income Fund, Inc.

OFFICERS AND DIRECTORS

Joseph M. Harvey

Director and Chair

Adam M. Derechin

Director

Michael G. Clark

Director

George Grossman

Director

Dean A. Junkans

Director

Gerald J. Maginnis

Director

Jane F. Magpiong

Director

Daphne L. Richards

Director

Ramona Rogers-Windsor

Director

James Giallanza

President and Chief Executive Officer

Albert Laskaj

Chief Financial Officer

Steven Frank

Treasurer

Dana A. DeVivo

Secretary and Chief Legal Officer

Nargis Hilal

Chief Compliance Officer

and Vice President

Elaine Zaharis-Nikas

Vice President

KEY INFORMATION

Investment Manager and Administrator

Cohen & Steers Capital Management, Inc.

1166 Avenue of the Americas, 30th Floor

New York, NY 10036

(212) 832-3232

Co-administrator and Custodian

State Street Bank and Trust Company

One Congress Street, Suite 1

Boston, MA 02114-2016

Transfer Agent

Computershare

150 Royall Street

Canton, MA 02021

(866) 227-0757

Legal Counsel

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036

New York Stock Exchange Symbol: PSF

Website: cohenandsteers.com

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares. Performance data quoted represent past performance. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell your shares.

eDelivery AVAILABLE

Stop traditional mail delivery;

receive your shareholder reports

and prospectus online.

Sign up at cohenandsteers.com

Semi-Annual Report June 30, 2026

Cohen & Steers

Select Preferred

and Income

Fund (PSF)

PSFSAR

(b)

Notice of Internet Availability of Shareholder Report(s)

COHEN & STEERS ID:	XXXXX XXXXX XXXXX XXXXX

Important Fund Report(s) Now Available Online and In Print by Request. Annual and Semi-Annual Reports contain important information about the fund, including its holdings and financials. we encourage you to review the report(s) at the website below:

https://www.cohenandsteers.com/funds/fund-literature

Cohen & Steers Select Preferred and Income Fund, Inc.

Request a printed/email report at no charge and/or elect to receive paper reports in the future, by calling or visiting (otherwise you will not receive a paper/email report):

1-866-345-5954

www.FundReports.com

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Included in Item 1 above.

(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Included in Item 1 above.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable.

(b)	The Registrant has not had any change in the portfolio managers identified in response to paragraph (a)(1) of this item in the Registrant’s most recent annual report on Form N-CSR.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of directors implemented after the Registrant last provided disclosure in response to this Item.

Item 16. Controls and Procedures.

(a)

The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)

There were no changes in the Registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 19. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Not applicable.

(a)(3)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

By:	/s/ James Giallanza
Name: James Giallanza Title: Principal Executive Officer (President and Chief Executive Officer)

Date: September 4, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ James Giallanza
Name: James Giallanza Title: Principal Executive Officer (President and Chief Executive Officer)

By:	/s/ Albert Laskaj
Name: Albert Laskaj Title: Principal Financial Officer (Chief Financial Officer)

Date: September 4, 2026